                                UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C. 20549

                                 SCHEDULE 14A

          Proxy Statement Pursuant to Section 14(a) of the Securities
                    Exchange Act of 1934 (Amendment No.  )

Filed by the Registrant [X]

Filed by a Party other than the Registrant [_]

Check the appropriate box:

[_]  Preliminary Proxy Statement

[_]  CONFIDENTIAL, FOR USE OF THE
     COMMISSION ONLY (AS PERMITTED BY
     RULE 14A-6(E)(2))

[X]  Definitive Proxy Statement

[_]  Definitive Additional Materials

[_]  Soliciting Material Pursuant to (S) 240.14a-11(c) or (S) 240.14a-12


--------------------------------------------------------------------------------
               (Name of Registrant as Specified In Its Charter)

                                UGI CORPORATION
--------------------------------------------------------------------------------
   (Name of Person(s) Filing Proxy Statement, if other than the Registrant)


Payment of Filing Fee (Check the appropriate box):

[X]  No fee required.

[_]  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.


     (1) Title of each class of securities to which transaction applies:

     -------------------------------------------------------------------------


     (2) Aggregate number of securities to which transaction applies:

     -------------------------------------------------------------------------


     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

     -------------------------------------------------------------------------


     (4) Proposed maximum aggregate value of transaction:

     -------------------------------------------------------------------------


     (5) Total fee paid:

     -------------------------------------------------------------------------

[_]  Fee paid previously with preliminary materials.

[_]  Check box if any part of the fee is offset as provided by Exchange
     Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1) Amount Previously Paid:

     -------------------------------------------------------------------------


     (2) Form, Schedule or Registration Statement No.:

     -------------------------------------------------------------------------


     (3) Filing Party:
                                UGI CORPORATION
     -------------------------------------------------------------------------


     (4) Date Filed:
         12/22/99
     -------------------------------------------------------------------------

Notes:

    UGI
CORPORATION








                                    [_]Notice of February 29, 2000
                                       Annual Meeting and
                                       Proxy Statement _______________

                                  BOX 858 VALLEY FORGE, PA 19482 -- 610-337-1000
    UGI
CORPORATION


LON R. GREENBERG
Chairman, President and
Chief Executive Officer


                                          December 29, 1999


Dear Shareholder,

          On behalf of our entire Board of Directors, I cordially invite you to attend our Annual Meeting of Shareholders on Tuesday, February 29, 2000. At the meeting, we will review UGI's performance for fiscal year 1999 and our expectations for the future.

          A notice of the meeting and Proxy Statement follow. You will also find enclosed your proxy voting card and the 1999 Annual Report. I would like to take this opportunity to remind you that your vote is important. Please take a moment now to complete, sign and date the enclosed proxy voting card and return it in the postage-paid envelope we have provided.

          I look forward to seeing you on February 29th and addressing your questions and comments.

                                          Sincerely,



                                          Lon R. Greenberg



                                460 NORTH GULPH ROAD, KING OF PRUSSIA, PA  19406

                                 BOX 858 VALLEY FORGE, PA  19482 -- 610-337-1000
    UGI
CORPORATION



                                          December 29, 1999


                                   NOTICE OF
                        ANNUAL MEETING OF SHAREHOLDERS

          The Annual Meeting of Shareholders of UGI Corporation will be held on Tuesday, February 29, 2000, at 10:00 a.m., at The Desmond Hotel and Conference Center, Ballrooms A and B, One Liberty Boulevard, Malvern, Pennsylvania. This will be a new location for our Annual Meeting. Directions to The Desmond Conference Center are included in our Proxy Statement. Shareholders will consider and take action on the following matters:

          1. Election of eight directors to serve until the next annual meeting of shareholders;

          2.   Approval of the Company's 2000 Stock Incentive Plan;

          3.   Approval of the Company's 2000 Directors' Stock Option Plan;

          4. Ratification of the appointment of Arthur Andersen LLP as independent certified public accountants for fiscal year 2000; and

          5. Transaction of any other business that is properly raised at the meeting.

          YOUR BOARD OF DIRECTORS RECOMMENDS A VOTE "IN FAVOR OF" ALL FOUR PROPOSALS.


                                          Brendan P. Bovaird,
                                          Corporate Secretary


                                 460 NORTH GULPH ROAD, KING OF PRUSSIA, PA 19406


[_]TABLE OF CONTENTS____________________________________________________________________________

Annual Meeting Information.............................................................       1
   Who is entitled to vote?............................................................       1
   What am I voting on?................................................................       1
   How does the Board of Directors recommend I vote on the proposals?..................       1
   How do I vote?......................................................................       2
   What is a quorum?...................................................................       2
   What vote is required to approve each item?.........................................       2
   Who will count the vote?............................................................       2
   What are the deadlines for shareholder proposals for next year's
       Annual Meeting?.................................................................       2
   How much did this proxy solicitation cost?..........................................       3
Securities Ownership of Management.....................................................       3
Securities Ownership of Certain Beneficial Owners......................................       5
Item 1 -- Election of Directors........................................................       5
   Nominees............................................................................       5
   Board Committees and Meeting Attendance.............................................       9
Compensation of Directors..............................................................      11
   Directors' Equity Compensation Plan.................................................      12
Report of the Compensation and Management Development Committee
 of the Board of Directors.............................................................      12
Corporate Performance..................................................................      17
Compensation of Executive Officers.....................................................      19
   Summary of Compensation.............................................................      19
   Option Grants in Fiscal Year 1999...................................................      21
   Option Exercises in Fiscal Year 1999 and Fiscal Year-End Option Values..............      23
   Retirement Benefits.................................................................      24
   Severance Pay Plan for Senior Executive Employees...................................      25
   Change of Control Arrangements......................................................      25
   Stock Ownership Policy and Indebtedness of Management...............................      26
Item 2 -- Approval of Proposed 2000 Stock Incentive Plan...............................      27
Item 3 -- Approval of Proposed 2000 Directors' Stock Option Plan.......................      32
Item 4 -- Ratification of Appointment of Independent Certified Public Accountants......      35
Item 5 -- Other Matters................................................................      36
Glossary...............................................................................      37
Directions to location of Annual Meeting...............................................      39

                                UGI CORPORATION
                              460 North Gulph Road
                      King of Prussia, Pennsylvania 19406


                                PROXY STATEMENT
----------------------------------------------------------------------


ANNUAL MEETING INFORMATION

  This proxy statement contains information related to the Annual Meeting of Shareholders of UGI Corporation to be held on Tuesday, February 29, 2000, beginning at 10:00 a.m., at The Desmond Hotel and Conference Center, One Liberty Boulevard, Malvern, Pennsylvania, and at any postponements or adjournments thereof. Please refer to the map showing the meeting location which appears at the back of this booklet. This proxy statement was prepared under the direction of the Company's Board of Directors to solicit your proxy for use at the Annual Meeting. It will be mailed to shareholders on December 29, 1999.

Who is entitled to vote?

  Shareholders owning our Common Stock on December 10, 1999, are entitled to vote at the Annual Meeting, or any postponement or adjournment of the meeting. Each Shareholder has one vote per share on all matters to be voted on. On December 10, 1999, there were 27,290,069 shares of Common Stock outstanding.

What am I voting on?

  You will be asked to elect nominees to serve on the Board of Directors, approve the 2000 Stock Incentive Plan and the 2000 Directors' Stock Option Plan, and to ratify the appointment of our independent accountants for fiscal year 2000. The Board of Directors is not aware of any other matters to be presented for action at the meeting. If any other matter requiring a vote of the shareholders should arise, the Proxies will vote in accordance with their best judgment.

How Does the Board of Directors
recommend I vote on the proposals?

  The Board recommends a vote FOR each of the nominees, FOR approval of both compensation plans, and FOR the ratification of the appointment of Arthur Andersen LLP as our independent certified public accountants for fiscal year 2000.

How do I vote?

  Sign and date each proxy card you receive and return it in the prepaid envelope. If you sign your proxy, but do not mark your choices, your Proxies will vote for the persons nominated for election as directors, in favor of approval of the 2000 Stock Incentive Plan and the 2000 Directors' Stock Option Plan, and in favor of ratifying the appointment of Arthur Andersen LLP as independent certified public accountants for fiscal year 2000. You can revoke your proxy at any time before it is exercised. To do so, you must give written notice of revocation to the Corporate Secretary, UGI Corporation, 460 North Gulph Road, King of Prussia, Pennsylvania 19406, submit another properly signed proxy with a more recent date, or vote in person at the meeting.

What is a quorum?

  A "quorum" is the presence at the meeting, in person or represented by Proxy, of the holders of the majority of the outstanding shares. There must be a quorum for the meeting to be held. Abstentions are counted for purposes of determining the presence or absence of a quorum, but are not considered a vote cast under Pennsylvania law. Shares held by brokers in street name and for which the beneficial owners have withheld the discretion to vote from brokers are called "broker non-votes." They are counted to determine if a quorum is present, but are not considered a vote cast under Pennsylvania law. Broker non-votes will not affect the outcome of a vote on a particular matter.

What vote is required to approve each item?

  The director nominees will be elected by a plurality of the votes cast at the Annual Meeting. All other matters to be considered at the meeting require the affirmative vote of a majority of the votes cast at the meeting on the item to be approved.

Who will count the vote?

  ChaseMellon Shareholder Services, Inc., our Transfer Agent, will tabulate the votes cast by proxy or in person at the Annual Meeting.

What are the Deadlines for shareholder
proposals for next year's Annual Meeting?

  Shareholders may submit proposals on matters appropriate for shareholder action at future annual meetings by following the rules of the Securities and Exchange Commission. Proposals intended for inclusion in next year's proxy statement and proxy card must be received by the Company not later than August 31, 2000. If the Company does not receive notice of any other matter that a shareholder wishes to raise at the Annual Meeting in 2001 by November 13, 2000 and a matter is raised at that meeting, the Proxies will have discretionary authority to vote on the matter. All proposals and notifications should be addressed to the Corporate Secretary.

How much did this proxy solicitation cost?

  The Company has engaged Corporate Investor Communications, Inc. to solicit proxies for the Company for a fee of $6,000 plus expenses. We also reimburse banks, brokerage firms and other institutions, nominees, custodians and fiduciaries for their reasonable expenses for sending proxy materials to beneficial owners and obtaining their voting instructions. Certain directors, officers and regular employees of the Company and its subsidiaries may solicit proxies personally or by telephone or facsimile without additional compensation.

SECURITIES OWNERSHIP OF MANAGEMENT

  The following table shows the number of shares of Common Stock beneficially owned by each director, by each of the executive officers named in the Summary Compensation Table on page 19, and by all directors and executive officers as a group. The table shows ownership as of October 31, 1999.

  Our subsidiary AmeriGas Propane, Inc. is the General Partner of AmeriGas Partners, L.P. The table also shows, as of October 31, 1999, the number of Common Units of AmeriGas Partners beneficially owned by each director and executive officer and by all directors and executive officers as a group.

 Mr. Greenberg beneficially owns approximately 1.5% of the outstanding Common Stock. Each other person named in the table beneficially owns less than 1% of the outstanding Common Stock. Directors and executive officers as a group own approximately 3.2% of the outstanding Common Stock and less than 1% of the outstanding Common Units of AmeriGas Partners. For purposes of reporting total beneficial ownership, Shares which may be acquired through stock option exercises are included.

                                 SECURITY OWNERSHIP OF DIRECTORS AND EXECUTIVE OFFICERS
-----------------------------------------------------------------------------------------------------------------------
                               Aggregate Number                                                    Aggregate Number of
                               of Shares of UGI                                                          AmeriGas
                                 Common Stock            Units Held                                   Partners, L.P.
                                 Beneficially         Under Directors'          Exercisable            COMMON UNITS
           Name                   Owned (1)            Equity Plan (2)            Options         BENEFICIALLY OWNED (1)
-----------------------------------------------------------------------------------------------------------------------
James W. Stratton                    1,693  (3)             9,478                   5,000              1,000  (3)

David I. J. Wang                    14,693                  8,494                   5,000             10,000

Richard C. Gozon                     6,693                 10,970                   5,000                  0

Stephen D. Ban                       6,770  (4)             5,109                   2,900                  0

Lon R. Greenberg                   125,438  (5)                 0                 293,959              4,500  (5)

Marvin O. Schlanger                  1,565                  2,480                       0                300  (6)

Thomas F. Donovan                    1,665                  1,298                       0              1,000

Anne Pol                             1,373                  3,445                       0                  0

Anthony J. Mendicino                44,435  (7)                 0                  30,000              5,000  (7)

Robert J. Chaney                    16,720  (8)                 0                  92,528                  0

Michael J. Cuzzolina                33,921  (9)                 0                  60,000                  0

Brendan P. Bovaird                  23,054  (10)                0                  35,007                500  (10)

Bradley C. Hall                     16,437  (11)                0                  50,000                  0

Directors and executive
 officers as a group (13
 persons)                          294,457                 41,274                 579,394             22,300

(1) Sole voting and investment power unless otherwise specified.

(2) The Directors' Equity Compensation Plan provides that Units will be converted to Shares and paid out to directors upon their retirement or termination of service.

(3) Mr. Stratton's Shares and Common Units are held jointly with his spouse.

(4) Dr. Ban's Shares are held jointly with his spouse.

(5) Mr. Greenberg holds 88,220 Shares jointly with his spouse and 5,178 Shares represented by units held in the UGI Stock Fund of the 401(k) Employee Savings Plan, based on September 30, 1999 statements. The AmeriGas Partners Common Units shown are held by Mr. Greenberg's adult children.

(6) The Common Units shown are held by Mr. Schlanger's spouse.

(7) Mr. Mendicino holds 86 Shares jointly with his spouse. He holds the AmeriGas Partners Common Units shown jointly with his spouse.

(8) Mr. Chaney holds 2,561 Shares jointly with his spouse.

(9) Mr. Cuzzolina's ownership includes 10,030 Shares represented by units held in the UGI Stock Fund of the 401(k) Employee Savings Plan, based on September 30, 1999 statements.

(10) Mr. Bovaird holds 12,993 Shares jointly with his spouse and 3,061 Shares represented by units held in the UGI Stock Fund of the 401(k) Employee Savings Plan, based on September 30, 1999 statements. He holds the AmeriGas Partners Common Units shown jointly with his spouse.

(11) Mr. Hall's ownership includes 3,588 Shares held by a family trust and 2,620 Shares represented by units held in the UGI Stock Fund of the 401(k) Employee Savings Plan, based on September 30, 1999 statements.

Section 16(a) -- Beneficial Ownership
Reporting Compliance

  Based on our records, we believe that during Fiscal 1999 our directors and officers complied with all SEC filing requirements applicable to them.

SECURITIES OWNERSHIP OF CERTAIN BENEFICIAL OWNERS

  The following table shows information regarding each person known by the Company to be the beneficial owner of more than 5% of the Company's Common Stock. The ownership information was provided to the Company in November 1999 by the beneficial owners named below.

                                 Securities Ownership of Certain Beneficial Owners
-----------------------------------------------------------------------------------------------------------------------
Title of                           Name and Address of                              Amount and Nature of     Percent of
Class                              Beneficial Owner                                 Beneficial Ownership     Class (1)
-----------------------------------------------------------------------------------------------------------------------
Common Stock                      Sasco Capital, Inc.                                     2,641,970            9.68%
                                  10 Sasco Hill Road
                                  Fairfield, CT 06430

Common Stock                      Snyder Capital Management LP                            2,675,200            9.80%
                                  350 California Street, Suite 1460
                                  San Francisco, CA 94104-1436
-------------------------------------------------------------------------------------------------------------------

(1) Based on 27,290,069 Shares of Common Stock issued and outstanding at December 10, 1999.


                   ITEM 1 -- ELECTION OF DIRECTORS
----------------------------------------------------------------------

NOMINEES

  Eight directors will be elected at the Annual Meeting. Directors will serve until the next annual meeting or until their earlier resignation or removal. If any nominee is not available for election, proxies will be voted for another person nominated by the Board of Directors or the size of the Board will be reduced. Seven members of the Board of Directors elected at last year's annual meeting are standing for election this year. On December 14, 1999, the Board of Directors increased the size of the board from seven to eight members and elected Anne Pol to fill the vacancy in the Board.

  The nominees are as follows:

JAMES W. STRATTON
Director since 1979
Age 63

  Mr. Stratton is the President and Chief Executive Officer of Stratton Management Company (since 1972), an investment advisory and financial consulting firm. He is also Chairman and Chief Executive Officer of EFI, a financial services firm. Mr. Stratton serves as a director of UGI Utilities, Inc.; AmeriGas Propane, Inc.; Stratton Growth Fund; Stratton Monthly Dividend Shares, Inc.; Stratton Small-Cap Yield Fund; and Teleflex, Inc.

DAVID I. J. WANG
Director since 1988
Age 67

  In 1991, Mr. Wang retired as Executive Vice President--Timber and Specialty Products and a Director of International Paper Company, positions he had held since 1987. Mr. Wang serves as a director of UGI Utilities, Inc.; AmeriGas Propane, Inc.; BE&K Inc.; Emsource Inc.; and Forest Resources LLC.

RICHARD C. GOZON
Director since 1989
Age 61

  Mr. Gozon is Executive Vice President of Weyerhaeuser Company (an integrated forest products company), a position he has held since 1994. He was formerly Director (1984 to 1993), President and Chief Operating Officer of Alco Standard Corporation (a provider of paper and office products) (1988 to 1993); Executive Vice President and Chief Operating Officer (1987); Vice President (1982 to
1988); and President (1979 to 1987) of Paper Corporation of America. He also serves as a director of UGI Utilities, Inc.; AmeriGas Propane, Inc.; AmeriSource Health Corporation; and Triumph Group, Inc.

STEPHEN D. BAN
Director since 1991
Age 59

  Dr. Ban is President and Chief Executive Officer of the Gas Research Institute (gas industry research and development), a position he has held since 1987. He was formerly Executive Vice President of Gas Research Institute until 1986 and Vice President, Research and Development of Bituminous Materials, Inc. until 1981. Dr. Ban also serves as a director of UGI Utilities, Inc. and Energen Corporation.

LON R. GREENBERG
Director since 1994
Age 49

  Mr. Greenberg has been Chairman of the Board of Directors of UGI since August 1996, Chief Executive Officer since August 1995, and President since 1994. He was formerly Vice Chairman of the Board from 1995 to 1996, and Senior Vice President--Legal and Corporate Development from 1989 to 1994. Mr. Greenberg also serves as a director of UGI Utilities, Inc.; AmeriGas Propane, Inc.; and Mellon PSFS Advisory Board.

MARVIN O. SCHLANGER
Director since 1998
Age 51

  Mr. Schlanger is a Principal in the firm of Cherry Hill Chemical Investments, L.L.C. (management services and capital for chemical and allied industries) (October 1998 to present). He also serves as interim President of OneChem, Ltd. Mr. Schlanger was previously President and Chief Executive Officer (May 1998 to October 1998), Executive Vice President and Chief Operating Officer (1994 to May
1998) and a director (1994 to 1998) of ARCO Chemical Company. He also held the position of Senior Vice President of ARCO Chemical Company and President of ARCO Chemical Americas Company (1992 to 1994). Mr. Schlanger also serves as a director of UGI Utilities, Inc.; OneChem, Ltd.; and Wellman, Inc.

THOMAS F. DONOVAN
Director since 1998
Age 66

  Mr. Donovan retired as Vice Chairman of Mellon Bank on January 31, 1997, a position he had held since 1988. He continues to serve as an advisory board member to Mellon Bank Corp. Mr. Donovan also serves as a director of UGI Utilities, Inc.; AmeriGas Propane, Inc.; Nuclear Electric Insurance Co.; and Merrill Lynch International Bank, Ltd.

ANNE POL
Director 1993 through 1997 and
since December 1999
Age 52

 Mrs. Pol is Senior Vice President, Thermo Electron Corporation (environmental monitoring, and analytical instruments and a major producer of recycling equipment, biomedical products and alternative energy systems), a position she has held since 1998. She previously served as Vice President (1996 to 1998). As Senior Vice President, she is responsible for Human Resources, Government Relations, Information Technology and the Thermo Coleman Group of companies. Mrs. Pol also served as President, Pitney Bowes Shipping and Weighing Systems Division, a business unit of Pitney Bowes Inc. (mailing and related business equipment) (1993 to 1996); Vice President, New Product Programs in the Mailing Systems Division of Pitney Bowes Inc. (1991 to 1993); and Vice President, Manufacturing Operations in the Mailing Systems Division of Pitney Bowes Inc. (1990 to 1991).

BOARD COMMITTEES AND MEETING ATTENDANCE

  The Board of Directors has four committees, the Audit, Compensation and Management Development, Executive/Nominating and Planning and Finance Committees. Committees report their actions to the full Board at its next regular meeting. A description of the duties of each committee follows the table below.

                   Committee Membership and Meetings Held in Fiscal 1999
-------------------------------------------------------------------------------------------
                                         Compensation
                                             and                               Planning
                                          Management        Executive/           and
Name                      Audit          Development        Nominating         Finance
-------------------------------------------------------------------------------------------
J. W. Stratton                                                  X*                X

D. I. J. Wang                                 X                 X                 X*

R. C. Gozon                                   X*

S. D. Ban                   X*

L. R. Greenberg                                                 X                 X

T. F. Donovan               X                 X

M. O. Schlanger                                                                   X

No. of Meetings in
 Fiscal 1999**              2                 4                 1                 0

X  Member
*  Chairperson
** The Board held 14 meetings in Fiscal 1999. All directors attended at least
   75% of the aggregate of all meetings of the Board of Directors and Committees of the Board.

Audit Committee

 . Examines the activities of the Company's independent auditors and internal audit department to determine whether these activities are reasonably designed to assure the soundness of accounting and financial procedures.

 . Reviews the Company's accounting policies and the objectivity of its financial reporting.

 . Considers annually the qualifications of the Company's independent auditors and the scope of their audit and makes recommendations to the Board as to their selection.

 . Receives reports from the internal auditors and reviews the scope of the internal audit program.

Compensation and Management
Development Committee

 . Establishes executive compensation policies and programs.

 . Recommends to the Board base salaries and target bonus levels for executive officers.

 . Reviews the Company's management development and succession planning policies.

 . Approves the awards and payments to be made to employees of the Company and its subsidiaries under its long-term compensation plans.

 . Makes recommendations to the Board of Directors concerning outside director compensation.

Executive/Nominating Committee

 . Has the full power of the Board between meetings of the Board, with specified limitations relating to major corporate matters.

 . Reviews the qualifications of persons eligible to stand for election as directors and makes recommendations to the Board on this matter.

 . Considers as nominees for director qualified persons recommended by directors, management and shareholders. Written recommendations for director nominees should be delivered to the Corporate Secretary, UGI Corporation, 460 North Gulph Road, King of Prussia, PA 19406. The Company's bylaws do not permit Shareholders to nominate candidates from the floor at an annual meeting without notifying the Corporate Secretary 45 days prior to the anniversary of the mailing date of the Company's proxy statement for the previous year's annual meeting. Notification must include certain information detailed in the Company's bylaws. If you intend to nominate a candidate from the floor at an annual meeting, please contact the Corporate Secretary.

Planning and Finance Committee

 . Reviews the overall business and financial planning of the Company and its capital expenditures and operating budgets.

COMPENSATION OF DIRECTORS

The table below shows the components of director compensation for Fiscal 1999.

                                       Directors' Compensation (1)
---------------------------------------------------------------------------------------------------------
                                                                     Cash                   Equity
                                                                Component (2)             Component
---------------------------------------------------------------------------------------------------------
 Annual retainer                                                      $18,500  (3)     148 Shares (3)
                                                                                        630 Units (4)

 Annual retainer for Committee Chair                                  $ 2,500                  --

 Annual retainer for Executive/
 Nominating Committee member                                          $ 1,500                  --

 Board attendance fee (per meeting)                                   $ 1,000                  --

 Committee attendance fee (per meeting)                               $ 1,000                  --

 Fee for special service related to Board business                    $ 1,000                  --
  rendered at the request of the Chairman of the Board


     (1) A director who is an officer or employee of the Company or its subsidiaries is not compensated for service on the Board or on any Committee of the Board.

     (2) Directors can defer, until they leave the Board or reach age 70, the receipt of all or a part of the cash retainers and fees payable to them for services as a director. Messrs. Gozon and Schlanger elected this deferral option.

     (3) $18,500 of the annual retainer of $22,000 is paid in cash and $3,500 is paid in whole shares of Common Stock pursuant to the Directors' Equity Compensation Plan described below. Fractional Shares are paid in cash. Each Share had a fair market value of $23.626.

     (4) An award of Units was made effective January 1, 1999 pursuant to the Directors' Equity Compensation Plan described below.

  During 1999, the Company engaged the services of Towers Perrin, its compensation consultant, to conduct a review of the Company's compensation program for outside directors. Following its review, Towers Perrin made recommendations to management and the Compensation and Management Development Committee of the Board. After evaluating these recommendations, the Committee and the Board of Directors approved the addition of stock options to the directors' compensation program, to be issued under the proposed UGI Corporation 2000 Directors' Stock Option Plan. The Plan is summarized beginning on page 32.

Directors' Equity Compensation Plan

  The Directors' Equity Compensation Plan provides for annual awards to directors of (i) shares of Common Stock and (ii) 630 Units. A Unit represents an interest equivalent to one share of Common Stock. Directors' annual retainer fees in excess of $18,500 are paid in Common Stock. The fair market value of the Stock is determined as of the first day of the calendar year. The Stock is issued promptly after the first meeting of the Board of Directors in each calendar year. The amount of the annual retainer fee and the corresponding grant of Stock is prorated for any director who commences service during a calendar year. Fractional shares are paid in cash. Prior to the beginning of each calendar year, participants may elect to defer any portion of their meeting fees and the cash portion of their annual retainer into Units.

  All whole Units credited to a director earn dividend equivalents on each record date for the payment of a dividend by the Company on its Common Stock. A dividend equivalent is an amount determined by multiplying the number of Units credited to a participant's account by the per-share cash dividend, or the per-share fair market value of any non-cash dividend, paid by the Company on its Shares on a dividend payment date. Accrued dividend equivalents are converted to additional whole Units annually, on the last day of the calendar year.

  All Units and dividend equivalents are fully vested when credited to the participant's account. Account balances become payable in Shares upon retirement or termination of service, unless the director elected to defer receipt of those benefits.

REPORT OF THE COMPENSATION AND MANAGEMENT DEVELOPMENT
COMMITTEE OF THE BOARD OF DIRECTORS

Role of the Committee

  The Committee establishes and oversees the Company's executive compensation policies and programs. The Committee also recommends to the Board of Directors base salaries, target bonus levels, actual bonuses, and long-term incentive awards to be paid to executive officers. In carrying out these functions, we believe it is important to align executive compensation with business objectives and strategies, management initiatives, financial performance and enhanced shareholder value.

  Our Committee is comprised of independent outside directors, none of whom is or was an officer or employee of the Company or its subsidiaries. Periodically we solicit and receive recommendations and advice from independent third party compensation consultants. Towers Perrin has acted in this capacity since 1986. Compensation for the chief executive officer of UGI Utilities, Inc. is determined by its Compensation Committee and Board of Directors under the same process described in this report.

Executive Compensation Program

  The executive compensation program is designed to attract and retain key executives with outstanding abilities and to motivate them to perform to the full extent of their abilities. We believe that executives should have a greater portion of their compensation at risk than other employees, and that executive compensation, as stated above, should be tied to the performance of the business and be aligned with benefits realized by the Company's shareholders.

  Compensation for Company executives consists of both cash and equity based opportunities. The annual cash compensation consists of (i) base salary and (ii) annual bonus opportunity under the Company's Annual Bonus Plan. Equity based opportunities are provided on a long-term basis under the Company's 1997 Stock Option and Dividend Equivalent Plan through 2000, and, subject to approval by shareholders, a new 2000 Stock Incentive Plan.

  A total of 103,000 restricted Shares were issued to 10 senior executives of the Company and its subsidiaries during 1999. The Committee recommended approval of, and the Board approved, these awards in order to permit management to focus without undue distraction on the significant strategic issues facing the Company following the termination of the proposed merger with Unisource Worldwide, Inc. These awards were also made to ensure continued retention of the services of the recipients. These Shares will be restricted for up to four years. If, after June 2001, the average price of the Company's Common Stock exceeds $26 per share for a period of ten consecutive trading days, the restrictions will lapse sooner and the executives will receive the Shares.

  The Committee determines base salary ranges for executive officers based upon competitive pay practices in the businesses and industries in which the Company competes. The base salary ranges for all executive officers were set at the 50th percentile of the survey companies. For fiscal year 1999, as has been the practice in the past, the Committee reviewed a report from Towers Perrin which compared base salary ranges for executive officers with base salary ranges for similar positions as reported in published survey results in Towers Perrin's Executive Compensation Survey, the American Gas Association's Executive Compensation Survey, and Edison Electric Institute's Executive Compensation Survey. This comparison was weighted to reflect the Company's approximate business mix.

  Annually the Committee recommends to the Board of Directors changes in actual salaries of executive officers based on judgments of past performance, job duties, scope and responsibilities, and expected future contributions. The most recent past performance is the prime determinant.

  The Committee also oversees the Company's Annual Bonus Plan for executive officers. We establish challenging objectives based on business targets. For Messrs. Greenberg, Mendicino, Bovaird and Cuzzolina, the sole objective in 1999 was achieving financial performance for the Company. For Mr. Hall, payment was contingent on (i) achieving the Company's current financial performance objective, (ii) the financial and business performance of the Hearth USA (TM) retail store, and (iii) the progress of international business development activities. Mr. Chaney is covered under the UGI Utilities, Inc. Annual Bonus Plan. For Mr. Chaney, the sole objective was achieving the financial performance goal for UGI Utilities, Inc.

  Each year, after completion of the audit of the Company's financial statements, the Committee reviews business results and determines and recommends to the Board cash bonus payments under the terms of the Annual Bonus Plan. The financial objective for fiscal year 1999 for UGI Corporation for executives other than Mr. Hall was based on the weighted achievement of the AmeriGas Partners, L.P. financial and business performance goals and the UGI Utilities, Inc. financial goal. Weighting was based on the Company's approximate business mix. The objectives for Mr. Hall were weighted equally. For executives whose sole objective is achieving a financial performance goal, bonus payments are subject to a maximum 15% adjustment of the calculated bonus based on the individual's contribution having a significant impact on corporate performance. In addition, for all participants, the financial performance factor is subject to a maximum 10% adjustment based on the positive or negative contribution from UGI Corporation (other than utility and domestic propane business performance) on overall Company financial performance. During fiscal year 1999, the financial objective for UGI Utilities, Inc. was net earnings after preferred stock dividends. For AmeriGas Partners, the financial objective was earnings before interest, taxes, depreciation and amortization ("EBITDA"), while business performance objectives measured improvement in customer growth, customer satisfaction and employee satisfaction. Of these objectives, the financial objective has the greatest weight.

  Periodically the Committee reviews the overall competitiveness of the Annual Bonus Plan with its compensation consultant. For 1999, using the published survey sources and methodology previously identified, the Annual Bonus Plan target bonus opportunity for each executive remained at the 75th percentile of the survey companies. The 75th percentile level was determined to be appropriate in light of the Committee's view that the annual bonus opportunities should have a high reward potential to recognize the difficulty of achieving the annual goals and the significant corporate impact of doing so.

  The Committee believes that the Company competes for key executives from a broad pool of companies. This pool of companies is much larger than the group of peer companies against which total shareholder return would typically be compared. Therefore, the survey companies used to determine competitive pay practices and establish base salary ranges as well as Annual Bonus Plan target opportunities are not the same as the group of peer companies shown in the "Corporate Performance" section of this Proxy Statement.

  The Company's long-term equity based 1997 Stock Option and Dividend Equivalent Plan (the "1997 SODEP") was approved by the Company's shareholders in February of 1997. The performance period that commenced January 1, 1997 under that plan will end December 31, 1999. A new 2000 Stock Incentive Plan (the "2000 Plan") has been approved by this Committee and the Board of Directors and is being submitted for approval by shareholders at the 2000 Annual Meeting. The Committee oversees these Plans for executives. The 1997 SODEP consists of non-qualified stock option grants, some of which provided an opportunity to earn during a three-year performance period an amount equivalent to or greater than the dividends paid on shares covered by options. Payment of dividend equivalents is subject to a comparison of the total return realizable on a share of the Company's Common Stock with the total return achieved by each member of a group of comparable peer companies over the 1997 SODEP's three-year performance period. (A list of the comparable peer companies appears under the heading "Corporate Performance" following this report.) No payment of dividend equivalents is expected to be made to executives when the current three-year performance period ends on December 31, 1999.

   The 2000 Plan being recommended is an omnibus plan that permits grants of (i) stock options, (ii) dividend equivalents, and (iii) restricted stock. All dividend equivalents and restricted stock grants will be subject to objective performance-based goals. The Committee is recommending a plan that provides a strong incentive for improved financial performance and greater flexibility in establishing incentives than was afforded under the prior SODEP-type plans. The Committee will select performance criteria designed to reconfirm the Company's long-standing goal of providing superior shareholder returns. The Committee expects to make the initial awards under the 2000 Plan after the Company's fiscal year 2000 results are known.

Fiscal Year 1999 CEO Compensation

  The compensation for Mr. Greenberg recommended to the Board of Directors was based upon a number of factors and criteria. These include the procedure for determining base salary ranges, actual salaries within ranges, Annual Bonus Plan targets and long-term incentive awards described earlier in this report.

  Base Salary. For 1999, the Committee determined that Mr. Greenberg's base salary be increased by 5.0% over the level set for fiscal year 1998. The Committee's determination was based on Mr. Greenberg's position in salary range, his overall leadership and his performance in achieving strategic goals and minimizing the impact of adverse weather conditions on the Company's performance. Mr. Greenberg is not separately compensated in his base salary for his responsibilities as Chief Executive Officer of AmeriGas Propane.

  Long-Term Incentive. During 1999, after consultation with Towers Perrin, the Board made a grant of 225,000 options under the 1997 Stock Option and Dividend Equivalent Plan and a grant of 30,000 Shares of restricted Stock to Mr. Greenberg. The award of restricted Stock was made as a part of the award of restricted Stock to senior executives described earlier in this Report. The award of options was made in recognition of Mr. Greenberg's serving without additional compensation as Chief Executive Officer of AmeriGas Propane since 1996, as well as for the same purposes for which the awards of restricted Stock were made to the other senior executives. The options will vest in equal increments over four years.

  Annual Bonus. For 1999, Mr. Greenberg earned the annual bonus shown on page 19 based on the formula for the UGI Corporation Annual Bonus Plan, as described previously in this Report. Under that formula, UGI Utilities, Inc. achieved a significant portion of its financial performance goal and AmeriGas Partners modestly exceeded the threshold level for payment of annual bonuses.

Policy on Deductibility of Compensation

  Section 162(m) of the Internal Revenue Code limits the tax deduction to $1,000,000 for compensation paid to the Chief Executive Officer and the other Named Executive Officers unless certain requirements are met. One of the requirements is that compensation over $1,000,000 must be based upon attainment of performance goals approved by shareholders. The 2000 Plan has been designed to meet the requirements of Section 162(m) and is being submitted to the Company's shareholders for approval.

  To the extent possible, the Committee intends to preserve deductibility of compensation, but it may choose to provide compensation that is not deductible, such as the special restricted Stock awards made in 1999, in order to maximize shareholder return and to retain and reward high-performing executives.

Compensation and Management
 Development Committee

 Richard C. Gozon, Chairman
 Thomas F. Donovan
 David I. J. Wang

CORPORATE PERFORMANCE

          The line graph shown below shows a five-year comparison of the cumulative total shareholder return on the Common Stock of the Company as compared to the cumulative total return of two other indexes: the S&P 500 Index and a peer group of diversified utilities referred to as the "1997 SODEP Peer Index."* The graph covers the five years ended September 30, 1999. The annualized returns reflected in the graph for the Company, the S&P 500 Index and the 1997 SODEP Peer Index were 11.17%, 25.03% and 14.78%, respectively.

 [Graph of Comparison of 5 Year Cumulative Total Shareholder Return Among UGI
                Corporation, S&P 500 and 1997 SODEP Peer Index]

                            1994    1995    1996    1997    1998    1999
-------------------------------------------------------------------------
UGI Corporation            100.00  117.71  142.92  178.36  157.93  169.80
S&P 500                    100.00  129.74  156.12  219.27  239.11  305.59
1997 SODEP Peer Index      100.00  125.79  135.97  154.51  202.66  199.19

The performance illustrated assumes that $100 was invested in UGI Common Stock and each index on September 30, 1994, and that all dividends were reinvested.

* The 1997 SODEP Peer Index consists of the S&P Utility Index, modified by eliminating all telecommunication companies. It includes American Electric Power Company, Inc., Carolina Power & Light Company, Central and South West Corporation, Cinergy Corp., The Coastal Corporation, Columbia Energy Group (previously The Columbia Gas System, Inc.), Consolidated Edison, Inc., Consolidated Natural Gas Company, Constellation Energy Group, Inc. (previously Baltimore Gas and Electric Company)/(1)/, Dominion Resources, Inc., DTE Energy Company, Duke Energy Corporation (previously Duke Power Company), Eastern Enterprises, Edison International, Enron Corp., Entergy Corporation, FPL Group, Inc., GPU, Inc., Niagara Mohawk Power Corporation, NICOR INC., Northern States Power Company, ONEOK, INC., Pacificorp, PECO Energy Company, Peoples Energy Corporation, PG&E Corporation, PP&L Resources, Inc., Public Service Enterprise Group Incorporated, Reliant Energy, Incorporated (previously Houston Industries Incorporated), Sonat Inc., The Southern Company, Texas Utilities Company, Unicom Corporation, and The Williams Companies, Inc.

     Previously, Ohio Edison Company, NorAm Energy Corp., Pacific Enterprises, PanEnergy Corp., and Union Electric Company were included in the 1997 SODEP Peer Index. These entities have formed business combinations with other companies.
/(1)/On April 30, 1999, Baltimore Gas and Electric Company was reorganized into a holding company structure.

COMPENSATION OF EXECUTIVE OFFICERS

Summary of Compensation

   The following table shows cash and other compensation paid or accrued during the last three fiscal years to the Company's Chief Executive Officer and each of the five other most highly compensated executive officers.

                                              Summary Compensation Table
----------------------------------------------------------------------------------------------------------------------
                                                                                  Long Term Compensation
                                                                     -------------------------------------
                                     Annual Compensation                     Awards             Payouts
----------------------------------------------------------------------------------------------------------
                                                                                  Securities
                                                          Other                    Under-                     All
                                                          Annual     Restricted    lying                     Other
  Name and Principal     Fiscal                           Compen-      Stock       Options/      LTIP       Compen-
       Position           Year    Salary    Bonus (1)    sation (2)   Awards (3)    SARs        Payouts     sation (4)
----------------------------------------------------------------------------------------------------------------------
Lon R. Greenberg           1999  $587,139   $  266,776     $11,359     $611,260   225,000  (5a)       $0       $18,273
 Chairman, Presi-          1998  $559,616   $  225,000     $ 8,209     $      0         0             $0       $22,154
 dent and Chief            1997  $509,827   $  425,000     $ 7,671     $      0   200,000  (5b)       $0       $14,233
  Executive Officer

Anthony J. Mendicino       1999  $247,499    $  77,740     $     0     $305,625         0             $0       $ 5,778
 Vice President -          1998  $  7,615    $   9,281     $     0     $      0    30,000  (5b)       $0       $     0
 Finance and Chief
 Financial Officer (6)

Robert J. Chaney           1999  $221,445    $  72,109     $ 7,817     $142,625     5,556  (5b)       $0       $ 5,742
 President and Chief       1998  $171,801    $  33,777     $ 4,528     $      0     8,333  (5b)       $0       $ 5,023
 Executive Officer,        1997  $164,396    $  51,457     $ 4,272     $      0    43,639  (5b)       $0       $ 4,921
  UGI Utilities, Inc.

Michael J. Cuzzolina       1999  $190,768    $  53,327     $ 9,425     $203,750         0             $0       $ 5,331
 Vice President;           1998  $183,446    $  46,146     $ 8,183     $      0         0             $0       $ 6,747
  President and Chief      1997  $176,370    $  71,990     $ 7,569     $      0    30,000  (5b)       $0       $ 4,527
  Executive officer of
  FLAGA (7)

Brendan P. Bovaird         1999  $189,600    $  53,048     $14,399     $142,625     7,000             $0       $ 5,215
 Vice President and        1998  $176,677    $  42,188     $ 4,075     $      0         0             $0       $ 5,425
 General Counsel           1997  $164,653    $  64,449     $ 3,769     $      0    30,000  (5b)       $0       $ 4,196

Bradley C. Hall            1999  $160,714    $  52,575     $ 4,820     $      0         0             $0       $ 4,765
 Vice President -          1998  $146,844    $  51,063     $ 5,102     $      0         0             $0       $ 4,195
 New Business              1997  $131,723    $  39,600     $ 3,740     $      0    35,000  (5b)       $0       $ 3,740
 Development

(1) Bonuses earned under the Annual Bonus Plan are for the year reported, regardless of the year paid. The Company's Annual Bonus Plan is based on the achievement of business and/or financial performance objectives which support business plans and goals. Bonus opportunities vary by position and for Fiscal 1999 ranged from 0% to 148% of base salary for Mr. Greenberg, 0% to 102% for Messrs. Mendicino, Cuzzolina and Bovaird, 0% to 53% for Mr. Chaney and 0% to 74% for Mr. Hall.

(2) Amounts represent tax payment reimbursements for certain benefits.

(3) (a) On June 4, 1999, the Board of Directors of UGI Corporation approved restricted Stock awards to certain executives of the Company. The dollar values shown above represent the aggregate value of each award on the date of grant, determined by multiplying the number of shares awarded by the closing price of UGI Common Stock on the New York Stock Exchange on June 4, 1999. Holders of restricted Shares have the right to vote and to receive dividends during the restriction period.

    (b) Based on the closing stock price of UGI Common Stock on the New York Stock Exchange on September 30, 1999, Mr. Greenberg's 30,000 share grant had a market value of $697,000; Mr. Mendicino's 15,000 share grant had a market value of $348,750; Mr. Cuzzolina's 10,000 share grant had a value of $232,500 and Mr. Chaney's and Mr. Bovaird's 7,000 share grant each had a market value of $162,750.

(4) Amounts represent Company contributions in accordance with the provisions of the UGI Utilities, Inc. Employee 401(k) Savings Plan and allocations under the Supplemental Executive Retirement Plan. During fiscal years 1999, 1998, and 1997, the following contributions were made to the Named Executives: (i) under the Employee Savings Plan: For each of Messrs. Greenberg and Cuzzolina, $3,600, $3,600 and $3,375; Mr. Mendicino, $3,600, $107 and $0;
    Mr. Chaney, $3,600, $3,600 and $3,375; Mr. Bovaird, $3,509, $3,600 and
    $3,375; Mr. Hall, $3,506, $3,600 and $3,375; and (ii) under the Supplemental Executive Retirement Plan: Mr. Greenberg, $14,673, $18,554, and $10,858; Mr. Mendicino, $2,178, $0 and $0; Mr. Cuzzolina, $1,731, $3,147 and $1,152; Mr.
    Chaney, $2,142, $1,423 and $1,546; Mr. Bovaird, $1,706, $1,825 and $821; Mr.
    Hall, $1,258, $595 and $0.

(5) (a) Non-qualified stock options granted on June 4, 1999 under the 1997 SODEP without the opportunity to earn dividend equivalents described below.

    (b) Non-qualified stock option grants made under the 1997 SODEP, which include the opportunity for participants to earn an amount equivalent to the dividends paid on Shares covered by options, subject to a comparison of the total return on a share of the Company's Common Stock with the total return achieved by each member of the 1997 SODEP Peer Group over a three-year period beginning January 1, 1997 and ending December 31, 1999. Total return encompasses both changes in the per share market price and dividends paid on a share of common stock. See the graph under the heading "Corporate Performance."

(6) Mr. Mendicino was elected Vice President - Finance and Chief Financial Officer on September 8, 1998.

(7) Mr. Cuzzolina was named President and Chief Executive Officer of FLAGA Beteiligungs Aktiengesellschaft on September 21, 1999.

Option Grants in Fiscal 1999

  The table below shows option grants to each of the Named Executives:

                                               Option Grants in Fiscal 1999
--------------------------------------------------------------------------------------------------------------------------
                                                                                                             Grant Date
                                           Individual Grants                                                   Value
--------------------------------------------------------------------------------------------------------------------------
                                                  % of Total
                              Number of             Options
                              Securities           Granted to                                                Grant Date
                              Underlying          Employees in         Exercise or        Expiration          Present
          Name             Options Granted        Fiscal 1999 (1)      Base Price            Date            Value (3)
--------------------------------------------------------------------------------------------------------------------------
Lon R. Greenberg                 225,000 (2)                97.06%            $20.375         6/03/2009  $  641,857  (3a)

Anthony J. Mendicino                      0                     0%            $     0                --                 $0

Robert J. Chaney                   5,556 (4)                 2.40%            $21.250         2/22/2009  $  12,704  (3b)

Michael J. Cuzzolina                      0                     0%            $     0                --                 $0

Brendan P. Bovaird                        0                     0%            $     0                --                 $0

Bradley C. Hall                           0                     0%            $     0                --                 $0

(1) A total of 231,806 options were granted to employees and executive officers of the Company during fiscal year 1999 under the 1997 SODEP and the 1992 Non-Qualified Stock Option Plan. Under the 1992 Non-Qualified Stock Option Plan, the option exercise price is not less than 100% of the fair market value of UGI's Common Stock on the date of grant. Options granted on and after December 10, 1996 are generally fully vested on the date of grant. Options under the 1992 Plan are nontransferable and generally exercisable only while the optionee is employed by the Company or an affiliate. Options are subject to adjustment in the event of recapitalizations, stock splits, mergers, and other similar corporate transactions affecting UGI's Common Stock.

(2) Non-qualified stock options granted on June 4, 1999 under the 1997 SODEP. This grant does not include the opportunity to earn an amount equivalent to the dividends paid during the performance period on Shares covered by options. The option exercise price is the fair market value of UGI's Common Stock determined on the date of the grant. These options will vest at the rate of 25% per year on the anniversary of the grant date. Options granted under the Plan are nontransferable and are generally exercisable only while the optionee is employed by the Company or an affiliate. Options are subject to adjustment in the event of recapitalizations, stock splits, mergers, and other similar corporate transactions affecting UGI's Common Stock.

(3) Based on the Black-Scholes options pricing model. The assumptions used in calculating the grant date present value are as follows:


    (a) Three years of closing monthly stock price observations were used to calculate the stock volatility and dividend yield assumptions.

          .Stock volatility                   22.39%

          .Stock's dividend yield              6.18%

          .Length of option term              10 years

          .Annualized risk-free                6.14%
           interest rate

          .Discount of risk of                 3% per year
           forfeiture

    (b) Three years of closing monthly stock price observations were used to calculate the stock volatility and dividend yield assumptions.

          .Stock volatility                   17.13%
          .Stock's dividend yield              5.97%
          .Length of option term              10 years
          .Annualized risk-free interest       5.39%
           rate
          .Discount of risk of forfeiture       0%


    All options were granted at fair market value. The actual value, if any, the executive may realize will depend on the excess of the stock price on the date the option is exercised over the exercise price. There is no assurance that the value realized by the executive will be at or near the value estimated by the Black-Scholes model.

(4) Non-qualified stock options granted on February 23, 1999 under the 1997 SODEP. This grant also includes the opportunity to earn an amount equivalent to the dividends paid during the performance period on Shares covered by options. The option exercise price is the fair market value of UGI's Common Stock determined on the date of the grant. These options were fully vested on the date of grant. Options granted under the Plan are nontransferable and are generally exercisable only while the optionee is employed by the Company or an affiliate. Options are subject to adjustment in the event of recapitalizations, stock splits, mergers, and other similar corporate transactions affecting UGI's Common Stock.

Option Exercises in Fiscal 1999
and Fiscal Year-End Option Values

The table below shows the number and value of stock options (exercised and unexercised) for each of the Named Executives:


                                             Option Exercises In Fiscal 1999
                                            And Fiscal Year-End Option Values
--------------------------------------------------------------------------------------------------------------------------
                                                                                                    Value of
                                                            Number of Securities                   Unexercised
                                                            Underlying Unexercised                 In-The-Money
                              Number of                          Options at                        Options at
                               Shares                          Fiscal Year End                   Fiscal Year End
                             Acquired on      Value   --------------------------------------------------------------------
           Name               Exercise      Realized      Exercisable    Unexercisable      Exercisable      Unexercisable
--------------------------------------------------------------------------------------------------------------------------
 Lon R. Greenberg                       0           $0       200,000          225,000      $125,000  (1)      $ 646,875  (3)
                                                              93,959                0      $ 93,622  (2)      $       0
-------------------------------------------------------------------------------------------------------------------------
 Anthony J. Mendicino                   0           $0        30,000                0      $ 26,250  (5)      $       0
-------------------------------------------------------------------------------------------------------------------------
 Robert J. Chaney                       0           $0        35,000                0      $ 21,875  (1)      $       0
                                                              43,639                0      $136,372  (2)      $       0
                                                               5,556                0      $ 11,112  (4)      $       0
                                                               8,333                0      $  7,291  (5)      $       0
-------------------------------------------------------------------------------------------------------------------------
 Michael J. Cuzzolina                   0           $0        30,000                0      $ 18,750  (1)      $       0
                                                              30,000                0      $ 93,750  (2)      $       0
-------------------------------------------------------------------------------------------------------------------------
 Brendan P. Bovaird                     0           $0        30,000                0      $ 18,750  (1)      $       0
                                                               5,007                0      $ 15,647  (2)      $       0
-------------------------------------------------------------------------------------------------------------------------
 Bradley C. Hall                        0           $0        35,000                0      $ 21,875  (1)      $       0
                                                              13,000                0      $ 40,625  (2)      $       0
                                                               2,000                0      $  6,250  (6)      $       0
-------------------------------------------------------------------------------------------------------------------------

(1) Value is calculated using the difference between $22.625 (1997 SODEP option grant price at December 10, 1996) and $23.25 (1999 fiscal year-end closing stock price) multiplied by the number of Shares underlying the option.

(2) Value is calculated using the difference between $20.125 (1992 SODEP option price) and $23.25 (1999 fiscal year-end closing stock price) multiplied by the number of Shares underlying the option.

(3) Value is calculated using the difference between $20.375 (1997 SODEP option grant price at June 4, 1999) and $23.25 (1999 fiscal year-end closing stock price) multiplied by the number of Shares underlying the option.

(4) Value is calculated using the difference between $21.250 (1997 SODEP grant price at February 23, 1999) and $23.25 (1999 fiscal year-end closing stock price) multiplied by the number of Shares underlying the option.

(5) Value is calculated using the difference between $22.375 (1997 SODEP grant price at September 29, 1998) and $23.25 (1999 fiscal year-end closing stock price) multiplied by the number of Shares underlying the option.

(6) Value is calculated using the difference between $20.125 (1992 Non-Qualified Stock Option Plan option exercise price) and $23.125 (1999 fiscal year-end closing stock price) multiplied by the number of Shares underlying the option.

Retirement Benefits

  The following Pension Plan Benefits Table shows the annual benefits payable upon retirement to the Named Executives under the Company's Retirement Plan and its Supplemental Executive Retirement Plan. The amounts shown assume the executive retires in 1999 at age 65, and that the aggregate benefits are not subject to statutory maximums. Messrs. Greenberg, Mendicino, Chaney, Cuzzolina, Bovaird and Hall had, respectively, 19 years, 7 years, 35 years, 25 years, 4 years and 17 years of credited service under these Plans at September 30, 1999.

---------------------------------------------------------------------------------------------------
                                    Pension Plan Benefits Table
---------------------------------------------------------------------------------------------------
                                Annual Benefit for Years of Credited Service Shown (2)
---------------------------------------------------------------------------------------------------
  Final 5-Year
 Average Annual          15           20           25          30            35             40
  Earnings (1)         Years        Years        Years        Years        Years          Years
---------------------------------------------------------------------------------------------------
    $   200,000       $ 57,000     $ 76,000     $ 95,000     $114,000     $133,000     $136,800  (3)

    $   300,000       $ 85,500     $114,000     $142,500     $171,000     $199,500     $205,200  (3)

    $   400,000       $114,000     $152,000     $190,000     $228,000     $266,000     $273,600  (3)

    $   500,000       $142,500     $190,000     $237,500     $285,000     $332,500     $342,000  (3)

    $   600,000       $171,000     $228,000     $285,000     $342,000     $399,000     $410,400  (3)

    $   700,000       $199,500     $266,000     $332,500     $399,000     $465,500     $478,800  (3)

    $   800,000       $228,000     $304,000     $380,000     $456,000     $532,000     $547,200  (3)

    $   900,000       $256,500     $342,000     $427,500     $513,000     $598,500     $615,600  (3)

    $1,000,000        $285,000     $380,000     $475,000     $570,000     $665,000     $684,000  (3)

    $1,200,000        $342,000     $456,000     $570,000     $684,000     $798,000     $820,800  (3)

    $1,400,000        $399,000     $532,000     $665,000     $798,000     $931,000     $957,600  (3)


     (1) Consists of (i) base salary, commissions and cash payments under the Annual Bonus Plan, and (ii) deferrals thereof permitted under the Internal Revenue Code.

     (2) Annual benefits are computed on the basis of straight life annuity amounts. These amounts include pension benefits, if any, to which a participant may be entitled as a result of participation in a pension plan of a subsidiary during previous periods of employment. The amounts shown do not take into account exclusion of up to 35% of the estimated primary Social Security benefit. The Retirement Plan provides a minimum benefit equal to 25% of a participant's final 12-months' earnings, reduced proportionately for less than 15 years of credited service at retirement. The minimum Retirement Plan benefit is not subject to Social Security offset.

     (3) The maximum benefit under the Retirement Plan and the UGI Supplemental Executive Retirement Plan is equal to 60% of a participant's highest consecutive 12 months' earnings during the last 120 months.

Severance Pay Plan for Senior
Executive Employees

  The UGI Corporation Severance Pay Plan for Senior Executive Employees assists certain senior level employees of the Company in the event their employment is terminated without fault on their part. Benefits are payable to a senior executive covered by the Severance Plan if the senior executive's employment is involuntarily terminated for any reason other than for cause or as a result of the senior executive's death or disability.

  The Severance Plan provides for cash payments equal to a participant's compensation for a period of time ranging from 3 months to 15 months (30 months in the case of Mr. Greenberg), depending on length of service. In addition, a participant receives the cash equivalent of his target bonus under the Annual Bonus Plan, pro-rated for the number of months served in the fiscal year. However, if the termination occurs in the last two months of the fiscal year, the Chief Executive Officer has the discretion to determine whether the participant will receive a pro-rated target bonus, or the actual annual bonus which would have been paid after the end of the fiscal year, had the participant's entire bonus been contingent on meeting the Company's financial performance goal. The Plan also provides for separation pay equal to one day's pay for each month of service, not to exceed an amount equal to one year's compensation. Certain employee benefits are continued under the Plan for a period of up to 15 months (30 months in the case of Mr. Greenberg). The Company has the option to pay a participant the cash equivalent of those employee benefits.

  In order to receive benefits under the Severance Plan, a senior executive is required to execute a release which discharges the Company and its subsidiaries from liability for any claims the senior executive may have against any of them, other than claims for amounts or benefits due the executive under any plan, program or contract binding on UGI or its subsidiaries. The senior executive is also required to cooperate in attending to matters pending at the time of his termination.

Change of Control Arrangements

  Messrs. Greenberg, Chaney, Mendicino, Cuzzolina, Bovaird and Hall each have an agreement with the Company which provides certain benefits in the event of a change of control of the Company. The agreements operate independently of the Severance Plan, continue through July 2004, and are automatically extended in one-year increments thereafter unless, prior to a change of control, the Company terminates an agreement. In the absence of a change of control, each agreement will terminate when, for any reason, the executive terminates his employment with the Company or its subsidiaries.

  A change of control is generally deemed to occur in the following instances:
    . Any person (other than certain persons or entities affiliated with the Company), together with all affiliates and associates of such person, acquires securities representing 20% or more of either (A) the then outstanding shares of Common Stock or (B) the combined voting power of the Company's then outstanding voting securities; or

    . individuals, who at the beginning of any 24-month period constitute the Board of Directors (the "Incumbent Board") and any new director whose election by the Board of Directors, or nomination for election by the Company's shareholders, was approved by a vote of at least a majority of the Incumbent Board, cease for any reason to constitute a majority; or

    . the Company is reorganized, merged or consolidated with or into, or sells all or substantially all of its assets to, another corporation in a transaction in which former shareholders of the Company do not own more than 50% of, respectively, the outstanding common stock and the combined voting power of the then outstanding voting securities of the surviving or acquiring corporation; or

    . the Company is liquidated or dissolved.

  The agreements provide for payment of severance benefits if there is a termination of the executive's employment without cause at any time within three years after a change of control. In addition, following a change of control, the executive may elect to terminate his employment without loss of severance benefits in certain situations, including termination of officer status; a significant adverse change in authority, duties, responsibilities or compensation; the failure of the Company to comply with any of the terms of the agreement; or a substantial relocation or excessive travel requirements.

  An executive terminated with rights to severance compensation under a change of control agreement will receive an amount equal to 1.0 or 1.5 (2.5 in the case of Mr. Greenberg) times his average total cash remuneration for the preceding five calendar years. If the severance compensation payable, either alone or together with other payments to an executive, would constitute "excess parachute payments," as defined in Section 280G of the Internal Revenue Code of 1986, as amended, the executive will also receive an amount to satisfy the executive's additional tax burden. In addition, upon a change of control, the agreement provides for an immediate cash payment equal to the market value of any pending target award under the Company's long-term compensation plan.

Stock Ownership Policy and
Indebtedness of Management

  The Board of Directors established a policy effective October 1, 1997 that requires individuals in key management positions in the Company and its subsidiaries to own significant amounts of Common Stock. The required levels of ownership begin at 40% of base salary and range up to 450% of base salary for the Company's Chief Executive Officer. The policy is designed to encourage growth in shareholder value by closely linking executives' risks and rewards with the Company's total shareholder return. To assist employees in purchasing Stock to comply with the policy, interest-bearing loans are available from a subsidiary of the Company. Each loan is full recourse to the borrower and is secured by a pledge of the Stock purchased. The loans mature in 10 years.

  Five of the Company's executive officers obtained loans to finance the purchase of Stock to comply with the policy. The largest amounts outstanding under these loans during Fiscal 1999 were: Mr. Greenberg, $1,597,089; Mr. Mendicino, $518,230; Mr. Cuzzolina, $126,132; Mr. Bovaird, $341,890; and Mr. Hall, $241,448. The executive officers' outstanding loan amounts as of October 31, 1999 were: Mr. Greenberg, $1,517,905; Mr. Mendicino, $508,495; Mr.
Cuzzolina, $114,931; Mr. Bovaird, $327,694; and Mr. Hall, $227,807.

--------------------------------------------------------------------------------
                    ITEM 2 -- APPROVAL OF PROPOSED
              UGI CORPORATION 2000 STOCK INCENTIVE PLAN
--------------------------------------------------------------------------------

Introduction and Purpose of the Plan

  The Board of Directors is recommending shareholder approval of the 2000 Stock Incentive Plan to be effective as of January 1, 2000. The 2000 Plan succeeds the Company's 1997 Stock Option and Dividend Equivalent Plan, which in turn succeeded two prior stock option and dividend equivalent plans. Each of the prior plans was successful in achieving its objective of aligning long-term executive compensation with shareholder return. Long-term executive compensation will continue to be based on growth in shareholder value. The Board believes that the 2000 Plan will enhance the Company's ability to attract and retain individuals with exceptional managerial and professional talent.

  In 1999 the Company engaged the services of its compensation consultant, Towers Perrin, to examine the Company's long-term executive compensation policies in light of current competitive long-term compensation practices. The recommendations of Towers Perrin were presented to the Compensation and Management Development Committee of the Board of Directors, which is comprised solely of outside directors. Towers Perrin recommended an approach that is intended to give the Compensation and Management Development Committee of the Board flexibility to focus executives on the importance of executing the Company's business plan to grow its core businesses and accelerate growth in related and complementary businesses. Specifically, the 2000 Plan permits the Committee to:

    . choose performance goals from a wide variety of objective, performance-based criteria, which may include comparing the Company's total shareholder return with that of other companies in a peer group;

    . grant restricted Shares alone or in combination with options to purchase
      Stock;

    . grant dividend equivalents; and

    . use its discretion to reduce the payout of dividend equivalents or restricted Shares if qualitative goals are not met.

Towers Perrin also recommended award levels for participants in the 2000 Plan, however, no awards have been made. The Committee expects to establish one or more performance goals and make initial awards early in fiscal year 2001.

  The Committee thoroughly reviewed the 2000 Plan and submitted its recommendations to the entire Board of Directors of the Company. The Board of Directors approved the 2000 Plan on December 14, 1999.

  Shareholders receive the benefits of an investment in the Company's Common Stock through dividends and through appreciation in the price of their Stock. The recommended 2000 Plan will reward key executives in essentially the same way. Stock options will attain value for the key executives only if our Share price increases. In addition, the key executives may be afforded the opportunity to earn Shares or an amount equivalent to or greater than the dividends paid on the Shares covered by options if they achieve objective performance goals set by the Committee and designed to enhance shareholder value. The Board of Directors believes that the 2000 Plan continues a focus of directly aligning participant interest to shareholder interest.

Summary of Key Features of the Plan

  The following is a summary of the key features of the 2000 Plan.

  Administration. The Compensation and Management Development Committee of the Board will be responsible for the administration of the 2000 Plan. All ministerial functions will be performed by an administrative committee of the Company.

  Eligible Participants. Approximately 30 key employees are eligible to participate in the 2000 Plan. The Committee will determine which employees will receive awards, as well as the types of awards to be made to individual employees.

  Maximum Number of Shares. Up to 1,100,000 shares of Common Stock may be issued in connection with stock options and grants of restricted Stock. The maximum number of shares of Common Stock that may be issued as restricted Stock under the 2000 Plan is 500,000. In addition, no participant may be granted awards relating to more than 500,000 Shares in any calendar year. The maximum number of restricted Shares that may be granted to any participant in any calendar year is 100,000. These numbers may be adjusted by the Committee for changes in the Company's capital structure, such as a stock split.

  Types of Awards. The 2000 Plan permits the granting of the following types of awards:

   . Stock options
   . Dividend Equivalents
   . Restricted Stock

  Stock Options. The Committee will determine when options will be granted, the number of shares subject to each option, the vesting, the option price per share, and whether the option will include Dividend Equivalents. The purchase price per Share may not be less than 100% of the fair market value of the Stock on the effective date of the option. The Committee will also determine the term of options, but such term will not end later than ten years from the effective date of the option. Unless the Committee determines otherwise, all options will vest in equal increments over three years. Options may be exercised by paying the purchase price in cash or its equivalent, in Stock held for at least six months, by applying Dividend Equivalents payable to the participant in an amount equal to the option price, by payment through a broker, by such other method as the Committee may approve, or by any combination of the above.

  Options are generally exercisable only while the participant is employed by the Company or its subsidiaries. If a participant terminates employment because of retirement under one of the Company's retirement plans or due to disability, all options will continue to vest and will remain exercisable until the earlier of the expiration date of the option or 36 months after the participant terminates employment. If a participant dies, his options will automatically accelerate, and will remain exercisable until the earlier of the expiration date of the option or 12 months from the date of death. When employment is terminated for the convenience of the Company or a subsidiary, the options then exercisable will remain exercisable until the earlier of the expiration date of the option or 13 months after the employee's termination.

  Dividend Equivalents. The Committee is authorized to grant Dividend Equivalents to participants in the 2000 Plan. Dividend Equivalents provide participants with the opportunity to earn an amount that is equivalent to the dividends paid on the shares covered by their options. Dividend Equivalents will be paid to participants in cash, credits to be applied toward the payment of an option, or a combination of cash and credits as determined by the Committee. Dividend Equivalents will be paid only if the Company meets the performance goal determined by the Committee. Dividend Equivalents will cease to accrue if the participant terminates employment for any reason prior to the end of the relevant performance period. Participants who terminate prior to the end of the performance period, other than those who choose to resign, will be awarded Dividend Equivalents at the end of the performance period provided the performance criteria are met.

  Other Stock Based Awards. The Committee is also authorized to grant to participants awards of Stock that are subject to restrictions that will lapse upon the achievement of performance goals determined by the Committee. The Committee will select the employees to whom the restricted Stock awards are to be made, the times at which the awards will be made, the number of shares to be granted, and all other terms and conditions of the awards. Restricted Stock may be issued for no cash consideration or for consideration determined by the Committee. Participants with restricted Stock may have rights as a Shareholder during the restriction period, including the right to receive dividends, if the Committee so provides.

  If a participant terminates employment with the Company before the performance conditions for any restricted Stock award have been met, the participant will generally forfeit and return those Shares for which the restrictions have not lapsed. A participant will not forfeit restricted Stock if the participant terminates employment because of retirement under one of the Company's retirement plans or due to disability. In those cases, the participant will be entitled to receive the number of Shares for which performance goals are met within 36 months of the date of the participant's retirement or disability. When employment is terminated due to the participant's death, the estate will be entitled to receive that number of Shares, if any, for which the performance goals are met at the end of the performance period.

  Performance-Based Compensation. Section 162(m) of the Internal Revenue Code limits the Company's income tax deduction for executive compensation paid to the Named Executives in excess of $1 million unless it qualifies as performance-based compensation. The Compensation and Management Development Committee of the Board of Directors intends to have compensation paid to Company executives qualify as performance-based compensation. In order to qualify stock options and restricted Stock under IRS rules, the 2000 Plan will impose a 500,000 share limit on the maximum number of shares that may be the subject of awards to a participant in any one year. The Plan also provides that no more than 100,000 shares of restricted Stock may be granted, and no more than $1,000,000 of Dividend Equivalents may accrue, to a participant in any calendar year.

  Grants to participants of restricted Stock and Dividend Equivalents will be contingent upon the Company meeting performance-based goals determined by the Committee in accordance with the Plan. The Committee will set the performance-based goals that must be met, the performance period during which the goals must be met, the maximum amounts that will be paid if the goals are met, and any other conditions deemed appropriate by the Committee. In selecting the performance-based goals, the Committee will use one or more of the following objective criteria:

   . stock price
   . earnings per share
   . net earnings
   . operating earnings
   . return on assets
   . shareholder return
   . return on equity
   . growth in assets
   . unit volume
   . sales
   . cash flow
   . market share
   . relative performance to a group of companies comparable to the Company
   . strategic business criteria consisting of one or more objectives based on the Company meeting specified revenue goals, market penetration goals, geographic business expansion goals, cost targets or goals relating to acquisitions or divestitures.

  Change in Control Provisions. In order to maintain the rights of participants in the event of a change of control of the Company, the 2000 Plan generally provides for the automatic acceleration and exercisability of all outstanding options, for the lapse of all restrictions and conditions on outstanding restricted Stock, and for all Dividend Equivalents to become payable. In a change of control where the Company is not the surviving corporation (or if the Company survives as a subsidiary of another corporation), the 2000 Plan provides that all outstanding options will be assumed by or replaced with comparable options of the surviving corporation, and other outstanding grants will be converted to similar grants of the surviving corporation. Notwithstanding the above, the Committee may take either of the following actions:

   . require participants to surrender their outstanding options in exchange for payment by the Company in an amount by which the then fair market value of the shares of Stock subject to the participant's unexercised option exceeds the option price; or

   . terminate all outstanding unexercised options after giving participants a chance to exercise the options.

  Transferability of Awards. Except as otherwise provided by the Committee, options, restricted Stock, and Dividend Equivalents granted under the 2000 Plan are generally nontransferable, except by will or laws of descent and distribution.

  Tax Consequences of the Plan. The grant of a stock option will not result in taxable income at the time of the grant for the participant or the Company. Upon exercising a stock option, the participant will recognize ordinary income in the amount by which the fair market value of the Stock exceeds the option price; the Company will be entitled to a deduction for the same amount. The tax treatment to a participant of a disposition of Shares acquired through the exercise of an option is dependent upon the length of time the Shares have been held. There will be no tax consequence to the Company in connection with the disposition of Shares acquired upon exercise of an option.

  There are no federal tax consequences to participants or to the Company upon the grant of restricted Stock if at the time of grant the Shares are subject to a substantial risk of forfeiture or are not transferable. Once the restrictions lapse and the Shares become transferable, the participant will recognize ordinary income in an amount equal to the fair market value of the Shares; the Company will be entitled to a deduction for the same amount, subject to the application of Section 162(m) of the Internal Revenue Code. The tax treatment to a participant of a disposition of Shares acquired after the restrictions lapse is dependent upon the length of time the Shares have been held. There will be no tax consequence to the Company in connection with the disposition of Shares acquired under a restricted Stock award.

  A participant will have ordinary income at the time that Dividend Equivalents are paid, and the Company will have a corresponding deduction, subject to the application of the provisions of Section 162(m) of the Internal Revenue Code. If a participant chooses to defer receipt of Dividend Equivalents, the income to the participant, and the Company's corresponding deduction, will be deferred until such time as elected by the participant.

Amendments

  Subject to Board approval, the Committee may at any time amend, suspend or terminate the 2000 Plan without shareholder approval. Shareholder approval is necessary, however, if required by federal or state law or the rules of any stock exchange on which the Company's Common Stock is listed, or if the Committee determines that shareholder approval is advisable. The Committee or its delegate may make minor amendments to the 2000 Plan which will not materially affect the rights of participants or significantly increase the Company's costs. Written consent of a participant is required if a change by the Committee will adversely affect any option, restricted Stock award, and Dividend Equivalents granted to the participant.

Stock Price Information

  The closing price of the Company's Common Stock as reported on the New York Stock Exchange Composite Transactions tape on December 14, 1999 was $21.0625.

Future Grants and Awards

  No awards have been made under the 2000 Plan. The Committee has not yet determined the number of Shares that future awards will cover.

Vote Required for Approval

   For this proposal to be adopted, a majority of the votes cast by shareholders must be voted for approval.

   The Board of Directors recommends a vote FOR approval of the UGI Corporation 2000 Stock Incentive Plan.

                    ITEM 3 -- APPROVAL OF PROPOSED
          UGI CORPORATION 2000 DIRECTORS' STOCK OPTION PLAN
----------------------------------------------------------------------

Introduction and Purpose of the Plan

  During 1999, the Company engaged the services of Towers Perrin to conduct a review of its compensation program for outside directors. As a result of this review, and in keeping with the philosophy of directly aligning directors' compensation with shareholder interests, Towers Perrin recommended the adoption of the UGI Corporation 2000 Directors' Stock Option Plan. On December 14, 1999, the Board of Directors approved the 2000 Directors' Plan, to be effective January 1, 2000 subject to shareholder approval. The purpose of the 2000 Directors' Plan is to further encourage the ownership of the Company's Common Stock by non-employee directors, thereby aligning such directors' interests more closely with the interests of shareholders of the Company. The 2000 Directors' Plan is also intended to assist the Company in securing and retaining highly qualified persons to serve as non-employee directors, in which position they may contribute to the long-term growth and profitability of the Company. Only non-employee directors will participate in the Plan.

Summary of Key Features of the Plan


  The following is a summary of the key features of the 2000 Directors' Plan.

  Administration. The Compensation and Management Development Committee of the Board will be responsible for the administration of the Directors' Option Plan. All ministerial functions will be performed by an administrative committee of the Company.

  Eligible Participants. Seven non-employee directors are eligible to participate in the Plan. Directors eligible to receive options under the Plan are those who, on the date of the grant, are not employees of the Company or its subsidiaries, and who are not retirees under the Company's or any subsidiary's retirement income or pension plans. Directors who are serving on the Company's Board of Directors in accordance with the provisions of any debt instrument, preferred stock, underwriting agreement, or other contract entered into by the Company, are not eligible to receive grants under the 2000 Directors' Plan.

  Maximum Number of Shares. Up to 200,000 shares of UGI Common Stock may be issued upon exercise of options granted under the Plan. This number may be adjusted by the Committee for changes in the Company's capital structure, such as a stock split.

  Types of Awards. The 2000 Directors' Plan permits the granting of stock options.

  Stock Options. Subject to Board approval, and based upon management's recommendation after consultation with independent compensation consultants, the Committee will determine when options will be granted, the number of shares subject to each option, the vesting period for each option, and the option price per Share. No participant may be granted options relating to more than 10,000 Shares in any calendar year. The option price per share may not be less than 100% of the fair market value of the Stock on the effective date of the option. The Committee will also determine the term of options, but the term will not end later than ten years from the effective date of the option. Except as otherwise provided by the Committee, all options will be fully vested on the date of grant. Subject to shareholder approval of the 2000 Directors' Plan, each of the options granted on December 14, 1999 is fully vested and immediately exercisable. Options may be exercised by paying the purchase price in cash or its equivalent or in Company stock held for at least six months, by payment through a broker, by such other method as the Committee may approve, or by any combination of the above.

  Except as otherwise provided by the Committee, options granted under the 2000 Directors' Plan are generally nontransferable, except by will or laws of descent and distribution.

  Options are generally exercisable only while the participant is a member of our Board of Directors. If a participant holding an option terminates his or her position as a director because of:

   .  retirement at or after age 65, with at least five years of service,

   .  after 10 years of service regardless of age, or

   .  due to disability,
all options will terminate upon the earlier of the expiration date of the option or 36 months after the participant's termination of service as a director. If a participant's termination is due to death, all options will terminate upon the earlier of the expiration date of the option or 12 months from the date of death. If a participant terminates service as a director and becomes an employee of the Company or one of its subsidiaries, the participant will not be deemed to have terminated service as a director; however, the participant will not be eligible to receive any additional grants under the 2000 Directors' Plan.

  Change in Control Provisions. In order to maintain the rights of participants in the event of a change of control of the Company, the 2000 Directors' Plan generally provides for the automatic acceleration and exercisability of all of the outstanding options, to the extent that they are not already exercisable. In a change of control where the Company is not the surviving corporation (or if the Company survives as a subsidiary of another corporation), the Plan provides that all outstanding options will be assumed by or replaced with comparable options of the surviving corporation. Notwithstanding the above, the Committee may take either of the following actions in the event of a change of control:

   . require participants to surrender their outstanding options in exchange for payment by the Company in an amount by which the then fair market value of the Shares subject to the participant's unexercised option exceeds the option price; or

   . terminate all of the outstanding unexercised options after giving participants a chance to exercise the options.

  Tax Consequences of the Plan. The grant of a stock option will not result in taxable income at the time of the grant for the participant or the Company. Upon exercising a stock option, the participant will recognize ordinary income in the amount by which the fair market value of the Stock exceeds the option price; the Company will be entitled to a deduction for the same amount. The tax treatment to a participant of a disposition of Shares acquired through the exercise of an option is dependent upon the length of time the Shares have been held. There will be no tax consequence to the Company in connection with the disposition of shares acquired upon exercise of an option.

Amendments

  Subject to Board approval, the Committee may at any time amend, suspend, or terminate the 2000 Directors' Plan without shareholder approval. Shareholder approval is necessary, however, if required by federal or state law or the rules of any stock exchange on which the Company's Common Stock is listed, or if the Committee determines that shareholder approval is advisable. The Committee or its delegate may make minor amendments to the 2000 Directors' Plan which will not materially affect the rights of participants or significantly increase the Company's costs. Written consent of a participant is required if a change by the Committee will adversely affect any option granted to the participant.

Grants Made Subject to Shareholder Approval

  Subject to shareholder approval of the 2000 Directors' Plan, options to purchase an aggregate of 28,000 shares of UGI Common Stock were granted to current non-employee directors of the Company as set forth below (7 persons). The effective date of these options is January 1, 2000. The option price will be the fair market value of UGI Common Stock on January 1, 2000.

                        2000 DIRECTORS' STOCK OPTION PLAN
----------------------------------------------------------------------------------
  Name                                                       Number Of Options
----------------------------------------------------------------------------------
James W. Stratton                                                            4,000

David I. J. Wang                                                             4,000

Richard C. Gozon                                                             4,000

Stephen D. Ban                                                               4,000

Marvin O. Schlanger                                                          4,000

Thomas F. Donovan                                                            4,000

Anne Pol                                                                     4,000

Stock Price Information

  The closing price of the Company's common stock as reported on the New York Stock Exchange Composite Transactions tape on December 14, 1999 was $21.0625.

Vote Required for Approval

  For this proposal to be adopted, a majority of the votes cast by shareholders must be voted for approval. The Board of Directors recommends a vote FOR approval of the UGI Corporation 2000 Directors' Stock Option Plan.

               ITEM 4-- RATIFICATION OF APPOINTMENT OF
               INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS
----------------------------------------------------------------------
  The Board of Directors appointed Arthur Andersen LLP as independent certified public accountants to examine and report on the consolidated financial statements of the Company for fiscal year 2000 and recommends that the Shareholders ratify the appointment. If the Shareholders do not ratify the appointment of Arthur Andersen, the Audit Committee and the Board of Directors will consider the appointment of other independent certified public accountants. One or more representatives of Arthur Andersen will be present at the Annual Meeting. They will have the opportunity to respond to appropriate questions and to make a statement if they wish to do so.

                       ITEM 5 -- OTHER MATTERS
----------------------------------------------------------------------
  The Board of Directors is not aware of any other matter to be presented for action at the meeting. If any other matter requiring a vote of the shareholders should arise, the Proxies (or their substitutes) will vote in accordance with their best judgment.

GLOSSARY
1992 SODEP                                                   UGI Corporation 1992 Stock Option and Dividend
                                                             Equivalent Plan.

1997 SODEP                                                   UGI Corporation 1997 Stock Option and
                                                             Dividend Equivalent Plan.

1997 SODEP Peer Group                                        A group of comparable companies (see description under
                                                             heading "Corporate Performance").

2000 Directors' Plan                                         UGI Corporation 2000 Directors' Stock Option Plan.

AmeriGas Partners or Partnership                             AmeriGas Partners, L.P., a master limited partnership
                                                             whose Common Units trade on the New York Stock
                                                             Exchange.

AmeriGas Propane                                             AmeriGas Propane, Inc., a subsidiary of the Company
                                                             and the General Partner of AmeriGas Partners, L.P.

Annual Meeting                                               Annual Meeting of Shareholders of UGI Corporation to
                                                             be held February 29, 2000.

Arthur Andersen                                              Arthur Andersen LLP.

Board or Board of Directors                                  Board of Directors of UGI Corporation.

Common Stock or Stock or Shares                              UGI Corporation Common Stock.

Common Unit                                                  A limited partnership interest in AmeriGas Partners,
                                                             L.P.

Directors' Equity Compensation Plan                          UGI Corporation Directors' Equity Compensation Plan.

Dividend Equivalent                                          A dividend equivalent is an amount determined by
                                                             multiplying the number of Shares underlying an option
                                                             granted with Dividend Equivalents by the per-share
                                                             cash dividend, or the per-share fair market value of
                                                             any non-cash dividend, paid by the Company on its
                                                             Shares on a dividend payment date.

Fiscal 1999                                                  The Company's fiscal year ended September 30, 1999.

Named Executives                                             The Company's Chief Executive Officer and each of the
                                                             five other most highly compensated executive officers.

Proxies                                                      Lon R. Greenberg, James W. Stratton and
                                                             David I. J. Wang, or any of them.

Retirement Plan                                              Retirement Income Plan for Employees of UGI Utilities,
                                                             Inc.

Securities and Exchange Commission                           The United States Securities and Exchange Commission.
or SEC or Commission

Severance Plan                                               UGI Corporation Severance Pay Plan for Senior
                                                             Executive Employees.

Shareholder                                                  A holder of UGI Common Stock.

Stock Incentive Plan or 2000 Plan                            UGI Corporation 2000 Stock Incentive Plan

UGI or Company                                               UGI Corporation.

Unit                                                         A single unit granted under the UGI Corporation
                                                             Directors' Equity Compensation Plan that represents an
                                                             interest equivalent to one share of Common Stock.

                                     [MAP]


DIRECTIONS TO THE DESMOND GREAT VALLEY HOTEL
AND CONFERENCE CENTER

Directions from Philadelphia. Take the Schuylkill Expressway (I-76) West. Follow I-76 West to Route 202 South. Take Route 202 South to the Great Valley/Route 29 North Exit. At the end of the ramp, proceed through the light onto Liberty Boulevard. The Desmond will be on the right.

Directions from South Jersey. Take I-95 South to Route 322 West. Take 322 West to Route 1 South to Route 202 North. Take Route 202 North to Great Valley/Route 29 North Exit. Turn right onto Route 29 North. Turn right at second light onto Liberty Boulevard. The Desmond will be on the left.

Directions from Philadelphia Airport. Take I-95 South to 476 North. Follow 476 North to the Schuylkill Expressway (I-76) West to Route 202 South. Take Route 202 South to the Great Valley/Route 29 North Exit. At the end of the ramp, proceed through the light onto Liberty Boulevard. The Desmond will be on the right.

Directions from Wilmington and Points South (Delaware and Maryland). Take I-95 North to Route 202 North to the Great Valley/Route 29 North Exit. Turn right onto Route 29 North. Turn right at second light onto Liberty Boulevard. The Desmond will be on the left.

Directions from New York and Points North. Take the New Jersey Turnpike South to Exit 6, the Pennsylvania Turnpike extension. Follow the Turnpike West to Exit 24, Valley Forge. Take Route 202 South to the Great Valley/Route 29 North Exit. At the end of the ramp, proceed through the light onto Liberty Boulevard. The Desmond will be on the right.

Directions from Harrisburg and Points West. Take the Pennsylvania Turnpike East to Exit 24, Valley Forge. Take Route 202 South to Great Valley/Route 29 North Exit. At the end of the ramp, proceed through the light onto Liberty Boulevard. The Desmond will be on the right.

                                                                      Appendix A

                                UGI CORPORATION

                           2000 STOCK INCENTIVE PLAN

1.   Purpose and Design

     The purpose of this Plan is to assist the Company in securing and retaining key corporate executives of outstanding ability, who are in a position to significantly participate in the development and implementation of the Company's strategic plans and thereby contribute materially to the long-term growth, development and profitability of the Company, by affording them an opportunity to purchase its Stock under options or an opportunity to acquire stock by the achievement of specific performance goals. The Plan is designed to align directly long-term executive compensation with tangible, direct and identifiable benefits realized by the Company's shareholders.

2.   Definitions

     Whenever used in this Plan, the following terms will have the respective meanings set forth below:

       2.01 "Board" means UGI"s Board of Directors as constituted from time to time.

       2.02 "Change of Control" means a change of control as defined in a change of control agreement between a Participant's respective employer and certain of its employees.

       2.03 "Committee" means the Compensation and Management Development Committee of the Board or its successor.

       2.04 "Company" means UGI Corporation, a Pennsylvania corporation, any successor thereto and any Subsidiary.

       2.05 "Comparison Group" means the group determined by the Committee (no later than ninety (90) days after the commencement of a Performance Period) consisting of the Company and such other companies deemed by the Committee (in its sole discretion) to be reasonably comparable to the Company.

       2.06 "Date of Grant" means the effective date of an Option grant; provided, however, that no retroactive grants will be made.

       2.07 "Dividend Equivalent" means an amount determined by multiplying the number of shares of Stock subject to an Option granted in conjunction with the Dividend Equivalent (whether or not the Option is ever exercised with respect to any or all shares of Stock subject thereto), subject to any adjustment under
Section 13, by the per-share cash
dividend, or the per-share fair market value (as determined by the Committee) of any dividend in consideration other than cash, paid by the Company on its Stock on a dividend payment date that falls within the relevant Performance Period.

       2.08 "Employee" means a regular full-time salaried employee (including officers and directors who are also employees) of the Company.

       2.09 "Fair Market Value" of Stock means the average of the highest and lowest sales prices thereof on the New York Stock Exchange on the day on which Fair Market Value is being determined, as reported on the Composite Tape for transactions on the New York Stock Exchange. In the event that the New York Stock Exchange does not express sales prices in decimal form, the average will be rounded to the next highest one-eighth of a point (.125). Notwithstanding the foregoing, in the case of a cashless exercise pursuant to Section 7.4(iv), the Fair Market Value will be the actual sale price of the shares issued upon exercise of the Option. In the event that there are no Stock transactions on the New York Stock Exchange on such day, the Fair Market Value will be determined as of the immediately preceding day on which there were Stock transactions on that exchange.

       2.10 "Option" means the right to purchase Stock pursuant to the relevant provisions of this Plan at the Option Price for a specified period of time, not to exceed ten years from the Date of Grant, which period of time will be subject to earlier termination prior to exercise in accordance with Section 7.3(b) of this Plan.

       2.11 "Option Price" means an amount per share of Stock purchasable under an Option designated by the Committee on the Date of Grant of an Option to be payable upon exercise of such Option. The Option Price will not be less than 100% of the Fair Market Value of the Stock determined on the Date of Grant.

       2.12 "Participant" means an Employee designated by the Committee to participate in the Plan.

       2.13 "Performance Goal" means the objective goal or goals that must be met in order for Dividend Equivalents to be paid and restrictions on Restricted Stock to lapse. All Performance Goals must meet the requirements of Section 10.

       2.14 "Performance Period" means the performance period during which performance will be measured for Performance Goals. Performance Periods must meet the requirements of Section 10.

       2.15  "Plan" means this 2000 Stock Incentive Plan.

       2.16 "Restricted Stock" means shares of Stock that are subject to restrictions which lapse upon the achievement of Performance Goals within the relevant Performance Period.

       2.17 "Stock" means the Common Stock of UGI or such other securities of UGI as may be substituted for Stock or such other securities pursuant to Section 13.

       2.18 "Subsidiary" means any corporation or partnership, at least 20% of the outstanding voting stock, voting power or partnership interest of which is owned respectively, directly or indirectly, by the Company.

       2.19 "Termination without Cause" means termination for the convenience of the Company for any reason other than (i) misappropriation of funds, (ii) habitual insobriety or substance abuse, (iii) conviction of a crime involving moral turpitude, or (iv) gross negligence in the performance of duties, which gross negligence has had a material adverse effect on the business, operations, assets, properties or financial condition of the Company. The Committee will have the sole discretion to determine whether a significant reduction in the duties and responsibilities of a Participant will constitute a Termination without Cause.

       2.20 "UGI" means UGI Corporation, a Pennsylvania corporation or any successor thereto.

3. Maximum Number of Shares Available for Options and Restricted Stock Grants

     The number of shares of Stock which may be made the subject of Options and the number of shares of Restricted Stock that may be granted under this Plan may not exceed 1,100,000 in the aggregate, subject, however, to the adjustment provisions of Section 13 below, and provided that the maximum number of Restricted Shares issued hereunder is 500,000. With regard to grants to any one individual in a calendar year: (i) the number of shares of Restricted Stock that may be issued will not exceed 100,000, and (ii) the number of shares of Restricted Stock together with the number of shares of Stock which may be the subject of grants of Options will not exceed 500,000. If any Option expires or terminates for any reason without having been exercised in full or if Restricted Stock is forfeited, the unpurchased shares subject to the Option or the forfeited shares of Restricted Stock will again be available for the purposes of the Plan. Shares of Restricted Stock and shares which are the subject of Options may be previously issued and outstanding shares of Stock reacquired by the Company and held in its treasury, or may be authorized but unissued shares of Stock, or may be a combination of both.

4.  Duration of the Plan

     The Plan will remain in effect until all Stock subject to it has been transferred to Participants or all Options have terminated or been exercised and all shares of Restricted Stock have been vested or forfeited. Notwithstanding the foregoing, Options and Restricted Stock may not be granted after December 31, 2009.

5. Administration

     The Plan will be administered by the Committee. Subject to the express provisions of the Plan, the Committee will have authority, in its complete discretion, to determine the Employees to whom, and the time or times at which grants will be made. In making such determinations, the Committee may take into account the nature of the services rendered by an Employee, the present and potential contributions of the Employee to the Company's success and such other factors as the Committee in its discretion deems relevant. Awards under a particular Section of the Plan need not be uniform as among Participants. Subject to the express provisions of the Plan, the Committee will also have authority to construe and interpret the Plan, to prescribe, amend and rescind rules and regulations relating to it, to determine the terms and provisions of the respective stock option agreements required by Section 7.2 of the Plan and the terms and provisions of the restrictions relating to Restricted Stock (none of which need be identical), and to make all other determinations (including factual determinations) necessary or advisable for the orderly administration of the Plan. All ministerial functions, in addition to those specifically delegated elsewhere in the Plan, shall be performed by a committee comprised of Company employees ("Administrative Committee") appointed by the Committee.

6.  Eligibility

     Grants hereunder may be made only to Employees (including directors who are also Employees of the Company) who, in the sole judgment of the Committee, are individuals who are in a position to significantly participate in the development and implementation of the Company's strategic plans and thereby contribute materially to the continued growth and development of the Company and to its future financial success.

7.  Options

     7.1  Grant of Options. Subject to the provisions of Sections 2.11 and 3:
(i) Options may be granted to Participants at any time and from time to time as may be determined by the Committee; and (ii) the Committee will have complete discretion in determining the Options to be granted, the number of shares of Stock to be subject to each Option, the Option Price to be paid for the shares upon the exercise of each Option, the period within which each Option may be exercised, the vesting schedule associated with the Option, and whether the Option will include Dividend Equivalents.

     7.2 Option Agreement. As determined by the Committee on the Date of Grant, each Option will be evidenced by a stock option agreement that will, among other things, specify the Date of Grant, the Option Price, the duration of the Option, the number of shares of Stock to which the Option pertains, the Option's vesting schedule, and whether the Option will include Dividend Equivalents.

     7.3  Exercise and Vesting.

               (a) Except as otherwise specified by the Committee in the stock option agreement, the Option shall become exercisable in equal one-third (1/3) installments on the first, second and third anniversaries of the Date of Grant. Notwithstanding the foregoing, in the event that any such Options are not by their terms immediately exercisable, the Committee may accelerate the exercisability of any or all outstanding Options at any time for any reason. No Option will be exercisable on or after the tenth anniversary of the Date of Grant.

               (b) Except as otherwise specified by the Committee, in the event that a Participant holding an Option ceases to be an Employee, the Options held by such Participant will terminate on the date such Participant ceases to be an Employee. The Committee will have authority to determine whether an authorized leave of absence or absence on military or governmental service will constitute a termination of employment for the purposes of this Plan. However, if a Participant holding an Option ceases to be an Employee by reason of (i) Termination without Cause, (ii) retirement, (iii) disability, or (iv) death, the Option held by any such Participant will thereafter become exercisable pursuant to the following:

                    (i) Termination Without Cause. If a Participant terminates employment on account of a Termination without Cause, the Option held by such Participant will thereafter be exercisable only with respect to that number of shares of Stock with respect to which it is already exercisable on the date such Participant ceases to be an Employee; and such Option will terminate upon the earlier of the expiration date of the Option or the expiration of the 13 month period commencing on the date such Participant ceases to be an Employee.

                    (ii) Retirement. If a Participant terminates employment on account of a retirement under the Company's retirement plan applicable to that Participant, the Option held by such Participant will thereafter become exercisable as if such Participant had remained employed by the Company for 36 months after the date of such retirement; and such Option will terminate upon the earlier of the expiration date of the Option or the expiration of such 36 month period. Retirement for Employees of Amerigas Propane, Inc. ("API') means termination of employment with API after attaining age 55 with ten or more years of service with API and its affiliates.

                    (iii) Disability. If a Participant is determined to be "disabled" (as defined under the Company's long-term disability plan), the Option held by such Participant will thereafter become exercisable as if such Participant had remained employed by the Company for 36 months after the date of such disability; and such Option will terminate upon the earlier of the expiration date of the Option or the expiration of such 36 month period.

                    (iv) Death. In the event of the death of a Participant while employed by the Company, the Option theretofore granted to such Participant will be fully and immediately exercisable (to the extent not otherwise exercisable by its terms) at any time prior to the earlier of the expiration date of the Option or the expiration of the 12 month period following the Participant's death. Death of a Participant after such Participant has ceased to be employed by the Company will not affect the otherwise applicable period for exercise of the Option determined pursuant to Sections 7.3(b)(i), 7.3(b)(ii) or 7.3(b)(iii). Such Option may be exercised by the estate of the Participant, by any person to whom the Participant may have bequeathed the Option, any person the Participant may have designated to exercise the same under the Participant's last will, or by the Participant's personal representatives if the Participant has died intestate.

               (c) Notwithstanding anything contained in this Section 7.3, with respect to the number of shares of Stock subject to an Option with respect to which such Option is or is to become exercisable, no Option, to the extent that it has not previously been exercised, will be exercisable after it has terminated, including without limitation, after any termination of such Option pursuant to Section 7.3(b) hereof.

     7.4 Payment. The Option Price upon exercise of any Option will be payable to the Company in full (i) in cash or its equivalent, (ii) by tendering shares of previously acquired Stock already beneficially owned by the Participant for more than one year and having a Fair Market Value at the time of exercise equal to the total Option Price, (iii) by applying Dividend Equivalents payable to the Participant in accordance with Section 8 of the Plan in an amount equal to the total Option Price, (iv) by payment through a broker in accordance with procedures permitted by Regulation T of the Federal Reserve Board, (v) by such other method as the Committee may approve, or (vi) by a combination of (i),
(ii), (iii), (iv) and/or (v). The cash proceeds from such payment will be added to the general funds of the Company and will be used for its general corporate purposes.

     7.5 Written Notice. A Participant wishing to exercise an Option must give written notice to the Company in the form and manner prescribed by the Administrative Committee, indicating the date of award, the number of shares as to which the Option is being exercised, and such other information as may be required by the Administrative Committee. Full payment for the shares pursuant to the Option must be received by the close of business on the day the Option is exercised. Except as provided in Section 7.3(b), no Option may be exercised at any time unless the Participant is then an Employee of the Company.

     7.6 Issuance of Stock. As soon as practicable after the receipt of written notice and payment, the Company will, without stock transfer taxes to the Participant or to any other person entitled to exercise an Option pursuant to this Plan, deliver to, or credit electronically on behalf of, the Participant, the Participant's designee or such other person the requisite number of shares of Stock.

     7.7 Privileges of a Shareholder. A Participant or any other person entitled to exercise an Option under this Plan will have no rights as a shareholder with respect to any Stock covered by the Option until the due exercise of the Option and issuance of such Stock.

     7.8 Partial Exercise. An Option granted under this Plan may be exercised as to any lesser number of shares than the full amount for which it could be exercised. Such a partial exercise of an Option will not affect the right to exercise the Option from time to time in accordance with this Plan as to the remaining shares subject to the Option.

8.  Dividend Equivalents

     8.1 Amount of Dividend Equivalents Credited. If the Committee so specifies, as of the Date of Grant in the stock option agreement, from the Date of Grant of an Option to a Participant (or, in the case of an Option granted after the date of commencement of a Performance Period to a new Participant or to a Participant with changed responsibilities, in which event, from such date not earlier than the date of commencement of the Performance Period as is designated by the Committee) until the earlier of (i) the end of the applicable Performance Period or (ii) the date of disability, death or termination of employment for any reason (including retirement), of a Participant, the Company will keep records for such Participant ("Account") and will credit on each payment date for the payment of a dividend made by UGI on its Stock an amount equal to the Dividend Equivalent associated with such Option. Notwithstanding the foregoing, a Participant may not accrue during any calendar year Dividend Equivalents in excess of $1,000,000. Except as set forth in Section 8.5 below, no interest will be credited to any such Account.

     8.2 Payment of Credited Dividend Equivalents. Payment of Dividend Equivalents will be made only upon the determination by the Committee that the Performance Goals associated with such Dividend Equivalents have been achieved as prescribed in accordance with Section 10.

     8.3  Timing of Payment of Dividend Equivalents.

               (a) Except as otherwise determined by the Committee, in the event of the (i) termination of an Option prior to exercise pursuant to Section 7.3(b) hereof, or (ii) acceleration of the exercise date of an Option pursuant to Section 7.3(a) hereof, in either case prior to the end of the applicable Performance Period, no payments of Dividend Equivalents associated with any Option will be made (A) prior to the end of the applicable Performance Period and (B) to any Participant whose employment by the Company terminates prior to the end of the applicable Performance Period for any reason other than retirement under the Company's retirement plan, death, disability or Termination without Cause. As soon as practicable after the end of such Performance Period, the Committee will certify and announce the results for each Performance Period prior to any payment of Dividend Equivalents and unless a Participant will have made an election under Section 8.6 to defer receipt of any portion of such amount, a Participant will receive the aggregate amount of Dividend Equivalents payable to that Participant in the form specified by the Committee.

          (b) Notwithstanding anything to the contrary in this Section 8.3, unless a payment of Dividend Equivalents associated with an Option is being made upon full exercise or termination of such Option, no Dividend Equivalents will be paid (either at the end of the applicable Performance Period or on a date such Dividend Equivalents are scheduled to be paid pursuant to a deferral election) if the average Fair Market Value of Stock for a period of thirty (30) consecutive business days immediately preceding the end of the applicable Performance Period or the date such deferred payment is scheduled to be made (as the case may be) is less than the exercise price of the Option to which such Dividend Equivalents were associated, and such payment will instead be made at the earlier of (i) such time as the average Fair Market Value of Stock over a period of ninety (90) consecutive business days thereafter exceeds the exercise price of such Option, or (ii) the termination or expiration date of such Option.

     8.4 Form of Payment for Dividend Equivalents. The Committee will have the sole discretion to determine whether the Company's obligation in respect of payment of Dividend Equivalents will be paid solely in credits to be applied toward payment of the Option Price, solely in cash or partly in such credits and partly in cash.

     8.5 Interest on Dividend Equivalents. From a date which is thirty (30) days after the end of the applicable Performance Period until the date that all Dividend Equivalents associated with such Option and payable to a Participant are paid to such Participant, the Account maintained by the Company in its books and records with respect to such Dividend Equivalents will be credited with interest at a market rate determined by the Administrative Committee. The interest rate will be no higher than the prime interest rate as quoted in the Wall Street Journal on the last day of the month preceding the end of the Performance Period, or the preceding business day if the last day of the month is not a business day.

     8.6 Deferral of Dividend Equivalents. A Participant will have the right to defer receipt of any Dividend Equivalent payments associated with an Option if the Participant elects to do so on or prior to December 31 of the year preceding the beginning of the last full year of the applicable Performance Period (or such other time as the Administrative Committee will determine is appropriate to make such deferral effective under the applicable requirements of federal tax laws). The terms and conditions of any such deferral (including the period of time thereof) will be subject to approval by the Administrative Committee and all deferrals will be made on a form provided a Participant for this purpose.

9.  Restricted Stock

     9.1 Grant of Restricted Stock. Subject to the provisions of Section 3, shares of Restricted Stock may be granted to Participants at any time and from time to time as may be determined by the Committee. Shares issued or transferred pursuant to Restricted Stock awards may be issued or transferred for consideration or for no consideration, and will be subject to Performance Goals meeting the requirements of Section 10.

     9.2 Requirement of Employment or Service. If the Participant ceases to be employed by, or provide service to, the Company before the specified conditions are met, the Restricted Stock award will terminate as to all shares covered by the grant as to which the restrictions have not lapsed, and those shares of Stock must be immediately returned to the Company. However, if a Participant holding Restricted Stock ceases to be an Employee by reason of (i) retirement,
(ii) disability, or (iii) death, the restrictions on Restricted Stock held by any such Participant will lapse pursuant to the following:

          (a) Retirement. If a Participant terminates employment on account of a retirement under the Company's retirement plan applicable to that Participant, the restrictions on such Participant's Restricted Stock will lapse with regard to any Performance Period that ends within 36 months after the date of such retirement; provided that the Performance Goals associated with such Performance Period are achieved within that 36 month period. Retirement for Employees of API means termination of employment with API after attaining age 55 with ten or more years of service with API and its affiliates.

          (b) Disability. If a Participant is determined to be "disabled" (as defined under the Company's long-term disability plan), the restrictions on such Participant's Restricted Stock will lapse with regard to any Performance Period that ends within 36 months after the date of such disability; provided that the Performance Goals associated with such Performance Period are achieved within that 36 month period.

          (c) Death. In the event of the death of a Participant while employed by the Company, the restrictions on such Participant's Restricted Stock will lapse at the end of the Performance Period associated with such Restricted Stock upon the achievement of the related Performance Goals.

          (d) Committee Discretion. The Committee may, however, provide for the complete or partial lapse of restrictions upon a termination on account of retirement or disability.

     9.3 Restrictions on Transfer and Legend on Stock Certificate. Until the Performance Goals are met, a Participant may not sell, assign, transfer, pledge or otherwise dispose of the shares of Restricted Stock. Each certificate for a share of a Restricted Stock will contain a legend giving appropriate notice of the restrictions in the grant. The Participant will be entitled to have the legend removed from the stock certificate covering the shares subject to restrictions when all restrictions on such shares have lapsed. The Administrative Committee may determine that the Company will not issue certificates for Restricted Stock until all restrictions on such shares have lapsed, or that the Company will retain possession of certificates for shares of Restricted Stock until all restrictions on such shares have lapsed.

     9.4  Privileges of a Shareholder.

               (a) Unless the Committee determines otherwise, during the Performance Period, a Participant issued certificates under Section 9.3 will have the right to vote shares of Restricted Stock and to receive any dividends or other distributions paid on such shares, subject to any restrictions deemed appropriate by the Committee.

               (b) Unless the Committee determines otherwise, an account will be established for a Participant who is not issued certificates under Section
9.3 to which will be credited dividends and other distributions attributable to the Restricted Stock grant. Such account will bear interest at a rate determined under Section 8.5 of the Plan.

     9.5 Form of Payment for Restricted Stock. The Committee will have the sole discretion to determine whether the Company's obligation in respect of payment of Restricted Stock awards for a Participant who is not issued certificates under Section 9.3 will be paid in Stock, solely in cash or partly in Stock and partly in cash.

10.  Requirements for Performance Goals and Performance Periods

     10.1 Designation as Qualified Performance-Based Compensation. Grants of Restricted Stock and Dividend Equivalents on Options will qualify as "qualified performance-based compensation" under Section 162(m) of the Internal Revenue Code ("Code"), including the requirement that the achievement of the goals be substantially uncertain at the time they are established and that the goals be established in such a way that a third party with knowledge of the relevant facts could determine whether and to what extent the Performance Goals have been met. The Committee will not have discretion to increase the amount of compensation that is payable upon achievement of the designated Performance Goals, but may, in its sole discretion, reduce the amount of compensation that is payable upon achievement of the designated Performance Goals.

     10.2 Requirements for Performance Goals. When Restricted Stock and Dividend Equivalents are granted, the Committee will establish in writing Performance Goals either before the beginning of the Performance Period or during a period ending no later than the earlier of (i) 90 days after the beginning of the Performance Period or (ii) the date on which 25% of the Performance Period has been completed, or such other date as may be required or permitted under applicable regulations under Section 162(m) of the Code. The Performance Goal must specify (A) the objective Performance Goal(s) that must be met in order for restrictions on the Restricted Stock to lapse or the Dividend Equivalents to be paid, (B) the Performance Period during which the Performance Goals must be met, (C) the maximum amounts that may be paid if the Performance Goals are met, and (D) any other conditions that the Committee deems appropriate and consistent with the Plan and the requirements of Section 162(m) of the Code for qualified performance based compensation.

     10.3 Criteria Used for Performance Goals. The Committee will use objectively determinable Performance Goals based on one or more of the following criteria: stock price, earnings per share, net earnings, operating earnings, return on assets, shareholder return, return on equity, growth in assets, unit volume, sales, cash flow, market share, relative performance to a Comparison Group, or strategic business criteria consisting of one or more objectives based on meeting specified revenue goals, market penetration goals, geographic business expansion goals, cost targets or goals relating to acquisitions or divestitures. The Performance Goals may relate to the Participant's business unit or the performance of the Company and its subsidiaries as a whole, or any combination of the foregoing. Performance Goals need not be uniform as among Participants.

     10.4 Announcement of Grants. The Committee will certify and announce the results for each Performance Period to all Participants as promptly as practicable following the completion of the Performance Period. If and to the extent that the Committee does not certify that the Performance Goals have been met, the applicable grants of Restricted Stock or Dividend Equivalents for the Performance Period will be forfeited.

11. Non-Transferability of Options

     No Option, Restricted Stock, rights to Dividend Equivalents or other rights granted under the Plan will be transferable otherwise than by will or the laws of descent and distribution, and an Option may be exercised, during the lifetime of the Participant, only by the Participant.

12. Consequences of a Change of Control

     12.1 Notice and Acceleration. Upon a Change of Control, unless the Committee determines otherwise, (i) the Company will provide each Participant with outstanding grants written notice of such Change of Control, (ii) all outstanding Options will automatically accelerate and become fully exercisable,
(iii) the restrictions and conditions on all outstanding Restricted Stock grants will immediately lapse, and (iv) Dividend Equivalents will become payable in cash in such amounts as the Committee may determine.

     12.2 Assumption of Grants. Upon a Change of Control where the Company is not the surviving corporation (or survives only as a subsidiary of another corporation), unless the Committee determines otherwise, all outstanding Options that are not exercised will be assumed by, or replaced with comparable options or rights by, the surviving corporation (or a parent of the surviving corporation), and other outstanding grants will be converted to similar grants of the surviving corporation (or a parent of the surviving corporation).

     12.3 Other Alternatives.  Notwithstanding the foregoing, subject to Section
12.4 below, in the event of a Change of Control, the Committee may take any of the following actions with respect to any or all outstanding Options: the Committee may (i) require that Participants surrender their outstanding Options in exchange for a payment by the Company, in cash or Stock as determined by the Committee, in an amount equal to the amount by which the then Fair Market Value of the shares of Stock subject to the Participant's unexercised Options exceeds the Option Price of the Options, as applicable, or (ii) after giving Participants an opportunity to exercise their outstanding Options, terminate any or all unexercised Options at such time as the Committee deems appropriate. Such surrender, termination or settlement will take place as of the date of the Change of Control or such other date as the Committee may specify.

     12.3 Committee. The Committee making the determinations under this Section 12 following a Change of Control must be comprised of the same members as those on the Committee immediately before the Change of Control. If the Committee members do not meet this requirement, the automatic provisions of Sections 12.1 and 12.2 will apply, and the Committee will not have discretion to vary them.

     12.4 Limitations. Notwithstanding anything in the Plan to the contrary, in the event of a Change of Control, the Committee will not have the right to take any actions described in the Plan (including without limitation actions described in this Section 12) that would make the Change of Control ineligible for pooling of interests accounting treatment or that would make the Change of Control ineligible for desired tax treatment if, in the absence of such right, the Change of Control would qualify for such treatment and the Company intends to use such treatment with respect to the Change of Control.

13. Adjustment of Number and Price of Shares, Etc.

     Notwithstanding anything to the contrary in this Plan, in the event any recapitalization, reorganization, merger, consolidation, spin-off, combination, repurchase, exchange of shares or other securities of UGI, stock split or reverse split, extraordinary dividend, liquidation, dissolution, significant corporate transaction (whether relating to assets or stock) involving UGI, or other extraordinary transaction or event affects Stock such that an adjustment is determined by the Committee to be appropriate in order to prevent dilution or enlargement of Participants' rights under the Plan, then the Committee may, in a manner that is equitable, adjust (i) any or all of the number or kind of shares of Stock reserved for issuance under the Plan, (ii) the maximum number of shares of Stock which may be the subject of grants to any one individual in any calendar year, (iii) the number or kind of shares of Stock to be subject to grants of Restricted Stock and Options thereafter granted under the Plan, (iv) the number and kind of shares of Stock issuable upon exercise of outstanding Options, (v) the Option Price per share thereof, (vi) the number of shares of Restricted Stock, (vii) the terms and conditions applicable to Restricted Stock, and/or (viii) the terms and conditions applicable to Dividend Equivalents, provided that the number of Restricted Shares and the number of shares subject to any Option will always be a whole number. Any such determination of adjustments by the Committee will be conclusive for all purposes of the Plan and of Restricted Shares and of each Option, whether a stock option agreement with respect to a particular Option has been theretofore or is thereafter executed.

14. Limitation of Rights

     Nothing contained in this Plan will be construed to give an Employee any right to a grant hereunder except as may be authorized in the discretion of the Committee. A grant under this Plan will not constitute or be evidence of any agreement or understanding, expressed or implied, that the Company will employ a Participant for any specified period of time, in any specific position or at any particular rate of remuneration.

15. Amendment or Termination of Plan

     Subject to Board approval, the Committee may at any time, and from time to time, alter, amend, suspend or terminate this Plan without the consent of the Company's shareholders or Participants, except that any such alteration, amendment, suspension or termination will be subject to the approval of the Company's shareholders within one year after such Committee and Board action if such shareholder approval is required by any federal or state law or regulation or the rules of any stock exchange or automated quotation system on which the Stock is then listed or quoted, or if the Committee in its discretion determines that obtaining such shareholder approval is for any reason advisable. No termination or amendment of this Plan may, without the consent of the Participant to whom any Option or Restricted Share has previously been granted, adversely affect the rights of such Participant under such Option or Restricted Share, including the Dividend Equivalents associated with such Option. Notwithstanding the foregoing, the Administrative Committee may make minor amendments to this Plan which do not materially affect the rights of Participants or significantly increase the cost to the Company.

16. Tax Withholding

     Upon the lapse of restrictions on Restricted Stock or Dividend Equivalents or upon exercise of any Option under this Plan, the Company will require the recipient of the Stock to remit to the Company an amount sufficient to satisfy federal, state and local withholding tax requirements. However, to the extent authorized by rules and regulations of the Administrative Committee, the Company may withhold or receive Stock and make cash payments in respect thereof in satisfaction of a recipient's tax obligations in an amount that does not exceed the recipient's minimum applicable withholding tax obligations. In the event the Company receives Stock in satisfaction of a recipient's minimum applicable withholding tax obligations, the Stock must have been held by the recipient for more than six months.

17. Governmental Approval

     Each share of Restricted Stock and each Option will be subject to the requirement that if at any time the listing, registration or qualification of the shares covered thereby upon any securities exchange, or under any state or federal law, or the consent or approval of any governmental regulatory body, is necessary or desirable as a condition of or in connection with the granting of such Restricted Share or Option or the purchase of shares thereunder, no such Option may be exercised in whole or in part unless and until such listing, registration, qualification, consent or approval has been effected or obtained free of any conditions not acceptable to the Board.

18. Effective Date of Plan and Shareholder Approval

     18.1 Effective Date. This Plan will become effective as of January 1, 2000, subject to ratification by the Company's shareholders prior to March 31, 2000.

     18.2 Shareholder Approval for "Qualified Performance-Based Compensation." This Plan must be reapproved by the shareholders of UGI no later than the first shareholders meeting that occurs in the fifth year following the year in which the shareholders previously approved the provisions of Section 10, if required by section 162(m) of the Code or the regulations thereunder.

19. Successors

     This Plan will be binding upon and inure to the benefit of the Company, its successors and assigns and the Participant and his heirs, executors, administrators and legal representatives.

20. Governing Law

     The validity, construction, interpretation and effect of the Plan and option agreements issued under the Plan will be governed exclusively by and determined in accordance with the law of the Commonwealth of Pennsylvania.

                                                                      Appendix B

                                UGI CORPORATION

                       2000 DIRECTORS' STOCK OPTION PLAN

1.   Purpose and Design

     The purpose of this Plan is to (1) encourage ownership of Company Stock by non-employee directors and thereby align such directors' interests more closely with the interests of shareholders of the Company, and (2) assist the Company in securing and retaining highly qualified persons to serve as non-employee directors, in which position they may contribute materially to the long-term growth and profitability of the Company, by affording them an opportunity to acquire Stock.

2.   Definitions

     Whenever used in this Plan, the following terms will have the respective meanings set forth below:

       2.01 "Board" means the Company's Board of Directors as constituted from time to time.

       2.02 "Change of Control" means a change of control as defined in a change of control agreement between the Company and certain of its employees.

       2.03 "Committee" means the Compensation and Management Development Committee of the Board or its successor.

       2.04 "Company" means UGI Corporation, a Pennsylvania corporation and any successor thereto.

       2.05 "Date of Grant" means the effective date of an Option grant; provided, however, that no retroactive grants will be made.

       2.06 "Fair Market Value" of Stock means the average of the highest and lowest sales prices thereof on the New York Stock Exchange on the day on which Fair Market Value is being determined, as reported on the Composite Tape for transactions on the New York Stock Exchange. In the event that the New York Stock Exchange does not express sales prices in decimal form, the average will be rounded to the next highest one-eighth of a point (.125). Notwithstanding the foregoing, in the case of a cashless exercise pursuant to Section 7.4(iii), the Fair Market Value will be the actual sale price of the shares issued upon exercise of the Option. In the event that there are no Stock transactions on the New York Stock Exchange on such day, the Fair Market Value will be determined as of the immediately preceding day on which there were Stock transactions on that exchange.

       2.07 "Option" means the right to purchase Stock pursuant to the relevant provisions of this Plan at the Option Price for a specified period of time, not to exceed ten years from the Date of Grant, which period of time will be subject to earlier termination prior to exercise in accordance with Section 7.3(b) of this Plan.

       2.08 "Option Price" means an amount per share of Stock purchasable under an Option designated by the Committee on the Date of Grant of an Option to be payable upon exercise of such Option. The Option Price will not be less than 100% of the Fair Market Value of the Stock determined on the Date of Grant.

       2.09 "Participant" means a non-employee director who is eligible to receive, and is granted, Options under the Plan.

       2.10  "Plan" means this 2000 Directors' Stock Option Plan.

       2.11 "Stock" means the Common Stock of the Company or such other securities of the Company as may be substituted for Stock or such other securities pursuant to Section 10.

       2.12 "Subsidiary" means any corporation or partnership, at least 20% of the outstanding voting stock, voting power or partnership interest of which is owned respectively, directly or indirectly, by the Company.

3.  Number and Source of Shares Available for Options -- Maximum Allotment

     The number of shares of Stock which may be made the subject of Options under this Plan at any one time may not exceed 200,000 in the aggregate, including shares acquired by Participants through exercise of Options under this Plan. The number of shares of Stock which may be the subject of grants of Options to any one individual in a calendar year will not exceed 10,000. The foregoing limits will be subject to the adjustment provisions of Section 10 below. If any Option expires or terminates for any reason without having been exercised in full, the unpurchased shares subject to the Option will again be available for the purposes of the Plan. Shares which are the subject of Options may be previously issued and outstanding shares of the Stock reacquired by the Company and held in its treasury, or may be authorized but unissued shares of Stock, or may be a combination of both.

4.  Duration of the Plan

     The Plan will remain in effect until all Stock subject to it has been purchased pursuant to the exercise of Options or all such Options have terminated without exercise. Notwithstanding the foregoing, no Option may be granted after December 31, 2009.

5.  Determination of Grants - Administration of Plan

     5.1 Determination of Grants. The Company, after consultation with outside compensation consultants, shall make recommendations to the Committee as to the grants to be made under the Plan. Subject to the express provisions of the Plan, the Committee will have the authority to determine the non-employee directors to whom, and the time or times at which, Options will be granted, the number of shares to be subject to each Option, the Option Price to be paid for the shares upon the exercise of each Option, and the period within which each Option may be exercised. Grants made by the Committee will be subject to the approval of the Board.

     5.2 Administration of Plan. The Plan will be administered by the Committee. Subject to the express provisions of the Plan, the Committee will also have authority to construe and interpret the Plan, to prescribe, amend and rescind rules and regulations relating to it, and to make all other determinations (including factual determinations) necessary or advisable for the orderly administration of the Plan. All ministerial functions, in addition to those specifically delegated elsewhere in the Plan, shall be performed by a committee comprised of Company employees ("Administrative Committee") appointed by the Committee.

6.  Eligibility

     Each director of the Company who, on any date on which an Option is to be granted (as specified in Section 7 of the Plan), is not an employee of the Company or any parent or Subsidiary of the Company or an employee who has retired under the Company's or any such parent's or Subsidiary's retirement income or pension plan, will be eligible to receive Options under the Plan. The foregoing notwithstanding, no director who is serving on the Board as a result of a nomination or appointment pursuant to the terms of any debt instrument, preferred stock, underwriting agreement, or other contract entered into by the Company will be eligible to participate in the Plan. No person other than those specified in this Section 6 will participate in the Plan.

7.  Options

     7.1  Grant of Options. Subject to the provisions of Sections 2.08 and 3:
(i) Options may be granted to Participants under substantially equal terms at any time and from time to time as may be determined by the Committee, and (ii) subject to approval of the Board, the Committee will have discretion in determining the Options to be granted, the number of shares of Stock to be subject to each Option, the Option Price to be paid for the shares upon the exercise of each Option, the period within which each Option may be exercised and the vesting schedule associated with the Option.

     7.2 Option Agreement. As determined by the Committee on the Date of Grant, each Option will be evidenced by a stock option agreement that will, among other things, specify the Date of Grant, the Option Price, the duration of the Option, the number of shares of Stock to which the Option pertains and the Option's vesting schedule.

     7.3  Exercise and Vesting.

               (a) Except as otherwise specified by the Committee in the stock option agreement, an Option will be fully and immediately exercisable on the Date of Grant. Notwithstanding the foregoing, in the event that any such Options are not by their terms immediately exercisable, the Committee may accelerate the exercisability of any or all outstanding Options at any time for any reason. No Option will be exercisable on or after the tenth anniversary of the Date of Grant.

               (b) Except as otherwise specified by the Committee, each Option, to the extent that it has not previously been exercised, will terminate when the Participant holding such Option (while living) ceases to be a non-employee director of the Company. However, if a Participant holding an Option ceases to be a non-employee director by reason of (i) retirement, (ii) disability, or
(iii) death, the Option held by any such Participant will be fully and immediately exercisable (to the extent not otherwise exercisable by its terms) and will thereafter become exercisable pursuant to the following:

                    (i) Retirement. If a Participant ceases to serve as a director of the Company on account of retirement, the Option theretofore granted to such Participant may be exercised at any time prior to the earlier of the expiration date of the Option or the expiration of the 36 month period following the Participant's retirement. Retirement means cessation of service as a director of the Company after (1) attaining age 65 with five or more years of service with the Company, or (2) ten or more years of service with the Company.

                    (ii) Disability. If a Participant is determined to be "disabled" (as defined under the Company's long-term disability plan), the Option theretofore granted to such Participant may be exercised at any time prior to the earlier of the expiration date of the Option or the expiration of the 36 month period following the Participant's retirement.

                    (iii) Death. In the event of the death of a Participant while serving as a director of the Company, the Option theretofore granted to such Participant may be exercised at any time prior to the earlier of the expiration date of the Option or the expiration of the 12 month period following the Participant's death. Such Option may be exercised by the estate of the Participant, by any person to whom the Participant may have bequeathed the Option, any person the Participant may have designated to exercise the same under the Participant's last will, or by the Participant's personal representatives if the Participant has died intestate.

               (c) If a Participant ceases serving as a director and, immediately thereafter, is employed by the Company or any Subsidiary, then, solely for purposes of Section 7.3(b) of the Plan, such Participant will not be deemed to have ceased service as a director at that time, and his or her continued employment by the Company or any Subsidiary will be deemed to be continued service as a director; provided, however, that such former director will not be eligible for additional grants of Options under the Plan.

     7.4 Payment. The Option Price upon exercise of any Option will be payable to the Company in full (i) in cash or its equivalent, (ii) by tendering shares of previously acquired Stock already beneficially owned by the Participant for more than one year and having a Fair Market Value at the time of exercise equal to the total Option Price, (iii) by payment through a broker in accordance with procedures permitted by Regulation T of the Federal Reserve Board, (iv) by such other method as the Committee may approve, or (v) by a combination of (i), (ii),
(iii) and/or (iv). The cash proceeds from such payment will be added to the general funds of the Company and will be used for its general corporate purposes.

     7.5 Written Notice. A Participant wishing to exercise an Option must give written notice to the Company in the form and manner prescribed by the Administrative Committee, indicating the date of award, the number of shares as to which the Option is being exercised, and such other information as may be required by the Administrative Committee. Full payment for the shares pursuant to the Option must be received by the close of business on the day the Option is exercised. Except as provided in Section 7.3(b), no Option may be exercised at any time unless the Participant is then a non-employee director of the Company.

     7.6 Issuance of Stock. As soon as practicable after the receipt of written notice and payment, the Company will, without stock transfer taxes to the Participant or to any other person entitled to exercise an Option pursuant to this Plan, deliver to, or credit electronically on behalf of, the Participant, the Participant's designee or such other person the requisite number of shares of Stock.

     7.7 Privileges of a Shareholder. A Participant or any other person entitled to exercise an Option under this Plan will have no rights as a shareholder with respect to any Stock covered by the Option until the due exercise of the Option and issuance of such Stock.

     7.8 Partial Exercise. An Option granted under this Plan may be exercised as to any lesser number of shares than the full amount for which it could be exercised. Such a partial exercise of an Option will not affect the right to exercise the Option from time to time in accordance with this Plan as to the remaining shares subject to the Option.

8.  Non-Transferability of Options

     No Option granted under the Plan will be transferable otherwise than by will or the laws of descent and distribution, and an Option may be exercised, during the lifetime of the Participant, only by the Participant.

9.  Consequences of a Change of Control

     9.1 Notice and Acceleration. Upon a Change of Control, unless the Committee determines otherwise, (i) the Company will provide each Participant with outstanding grants written notice of such Change of Control, and (ii) all outstanding Options will automatically accelerate and become fully exercisable.

     9.2 Assumption of Grants. Upon a Change of Control where the Company is not the surviving corporation (or survives only as a subsidiary of another corporation), unless the Committee determines otherwise, all outstanding Options that are not exercised will be assumed by, or replaced with comparable options or rights by, the surviving corporation (or a parent of the surviving corporation).

     9.3  Other Alternatives.  Notwithstanding the foregoing, subject to Section
9.4 below, in the event of a Change of Control, the Committee may take any of the following actions with respect to any or all outstanding Options: the Committee may (i) require that Participants surrender their outstanding Options in exchange for a payment by the Company, in cash or Stock, as determined by the Committee, in an amount equal to the amount by which the then Fair Market Value of the shares of Stock subject to the Participant's unexercised Options exceeds the Option Price of the Options, as applicable, or (ii) after giving Participants an opportunity to exercise their outstanding Options, terminate any or all unexercised Options at such time as the Committee deems appropriate.
Such surrender or termination will take place as of the date of the Change of Control or such other date as the Committee may specify.

     9.3 Committee. The Committee making the determinations under this Section 9 following a Change of Control must be comprised of the same members as those on the Committee immediately before the Change of Control. If the Committee members do not meet this requirement, the automatic provisions of Sections 9.1 and 9.2 will apply, and the Committee will not have discretion to vary them.

     9.4 Limitations. Notwithstanding anything in the Plan to the contrary, in the event of a Change of Control, the Committee will not have the right to take any actions described in the Plan (including without limitation actions described in this Section 9) that would make the Change of Control ineligible for pooling of interests accounting treatment or that would make the Change of Control ineligible for desired tax treatment if, in the absence of such right, the Change of Control would qualify for such treatment and the Company intends to use such treatment with respect to the Change of Control.

10. Adjustment of Number and Price of Shares, Etc.

     Notwithstanding anything to the contrary in this Plan, in the event any recapitalization, reorganization, merger, consolidation, spin-off, combination, repurchase, exchange of shares or other securities of the Company, stock split or reverse split, extraordinary dividend, liquidation, dissolution, significant corporate transaction (whether relating to assets or stock) involving the Company, or other extraordinary transaction or event affects Stock such that an adjustment is determined by the Committee to be appropriate in order to prevent dilution or enlargement of Participants' rights under the Plan, then the Committee may, in a manner that is equitable, adjust
(i) the number or kind of shares of Stock to be subject to Options thereafter granted under the Plan, (ii) the number and kind of shares of Stock issuable upon exercise of outstanding Options, and (iii) the Option Price per share thereof, provided that the number of shares subject to any Option will always be a whole number. Any such determination of adjustments by the Committee will be conclusive for all purposes of the Plan and of each Option, whether a stock option agreement with respect to a particular Option has been theretofore or is thereafter executed.

11. Limitation of Rights

     Nothing contained in this Plan will be construed to give a non-employee director any right to a grant hereunder except as may be authorized in the discretion of the Committee. A grant under this Plan will not constitute, nor be evidence of, any agreement or understanding, expressed or implied, that a Participant has any right to serve as a director of the Company.

12. Amendment or Termination of Plan

     Subject to Board approval, the Committee may at any time, and from time to time, alter, amend, suspend or terminate this Plan without the consent of the Company's shareholders or Participants, except that any such alteration, amendment, suspension or termination will be subject to the approval of the Company's shareholders within one year after such Committee and Board action if such shareholder approval is required by any federal or state law or regulation or the rules of any stock exchange or automated quotation system on which the Stock is then listed or quoted, or if the Committee in its discretion determines that obtaining such shareholder approval is for any reason advisable. No termination or amendment of this Plan may, without the consent of the Participant to whom any Option has previously been granted, adversely affect the rights of such Participant under such Option. Notwithstanding the foregoing, the Administrative Committee may make minor amendments to this Plan which do not materially affect the rights of Participants or significantly increase the cost to the Company.

13. Governmental Approval

     Each Option will be subject to the requirement that if at any time the listing, registration or qualification of the shares covered thereby upon any securities exchange, or under any state or federal law, or the consent or approval of any governmental regulatory body, is necessary or desirable as a condition of or in connection with the granting of such Option or the purchase of shares thereunder, no such Option may be exercised in whole or in part unless and until such listing, registration, qualification, consent or approval has been effected or obtained free of any conditions not acceptable to the Board.

14. Effective Date of Plan and Shareholder Approval

     This Plan will become effective as of January 1, 2000, subject to ratification by the Company's shareholders prior to March 31, 2000.

15. Successors

     This Plan will be binding upon and inure to the benefit of the Company, its successors and assigns and the Participant and his heirs, executors, administrators and legal representatives.

16. Governing Law

     The validity, construction, interpretation and effect of the Plan and option agreements issued under the Plan will be governed exclusively by and determined in accordance with the law of the Commonwealth of Pennsylvania.

                                                                Please mark
                                                                your votes
                                                                    as         X
                                                                indicated in
                                                                this example

The Board of Directors recommends that you vote "FOR" Numbers 1, 2, 3 and 4.


1. ELECTION OF DIRECTORS
      FOR              WITHHOLD       J.W. Stratton, D.I.J. Wang,  R.C. Gozon,
  all nominees         AUTHORITY      S.D. Ban, L.R. Greenberg, M.O. Schlanger,
(except as noted)   (all nominees)    T. F. Donovan, A. Pol

                                      (INSTRUCTION: To withhold authority to
                                      vote for any individual nominee, strike a line through the nominee's name in the list above.)

2. APPROVAL OF UGI CORPORATION 2000 STOCK INCENTIVE PLAN
    FOR    AGAINST    ABSTAIN
    [ ]      [ ]        [ ]

3. APPROVAL OF UGI CORPORATION 2000 DIRECTORS' STOCK OPTION PLAN
    FOR    AGAINST    ABSTAIN
    [ ]      [ ]        [ ]

4. RATIFICATION OF APPOINTMENT OF ARTHUR ANDERSEN LLP AS INDEPENDENT PUBLIC ACCOUNTANTS
    FOR    AGAINST    ABSTAIN
    [ ]      [ ]        [ ]

When shares are held by joint tenants, both should sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign the full corporate name by duly authorized officer.

--------------------------------------------------------------------------------
Signature(s)

Date ___________________________________________________________________________

                            [FOLD AND DETACH HERE]

    UGI
CORPORATION

Dear Shareholder:

  Enclosed are materials relating to UGI Corporation's February 29, 2000 Annual Meeting of Shareholders. The Notice of the Meeting and Proxy Statement describe the formal business to be transacted at the meeting.

  Your vote is important to us. Please complete, sign and return the attached proxy card in the accompanying postage-paid envelope whether or not you expect to attend the meeting.

                                         Brendan P. Bovaird
                                         Corporate Secretary


              UGI News & Reports         You can obtain news and other
             ---------------------       information about UGI and our
         24 Hours a day -- Every day!    majority-owned AmeriGas Partners, L.P.
               1-800-UGI-9453 or         conveniently by telephone or by
            http://www.ugicorp.com       the Internet.

PROXY                                                                     PROXY

                                UGI CORPORATION

                   Proxy Solicited by the Board of Directors

The undersigned hereby appoints James W. Stratton, Lon R. Greenberg and David
I. J. Wang, or any of them, with full power of substitution, as proxies to represent and vote all shares of UGI Common Stock of the undersigned, including any shares credited under the UGI Dividend Reinvestment Plan, at the Annual Meeting of Shareholders of UGI Corporation to be held February 29, 2000, and any adjournments of the Annual Meeting, as indicated on the reverse side of this proxy card and, in their discretion, upon any other matters that arise at the meeting.

THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED. ON MATTERS FOR WHICH YOU DO NOT SPECIFY A CHOICE, YOUR SHARES WILL BE VOTED IN ACCORDANCE WITH THE RECOMMENDATION OF THE BOARD OF DIRECTORS.

                                   (Continued and to be signed on reverse side)

                            [FOLD AND DETACH HERE]

                                                                Please mark
                                                                your votes
                                                                    as         X
                                                                indicated in
                                                                this example

The Board of Directors recommends that you vote "FOR" Numbers 1, 2, 3 and 4.


1. ELECTION OF DIRECTORS
      FOR              WITHHOLD       J.W. Stratton, D.I.J. Wang,  R.C. Gozon,
  all nominees         AUTHORITY      S.D. Ban, L.R. Greenberg, M.O. Schlanger,
(except as noted)   (all nominees)    T. F. Donovan, A. Pol

                                      (INSTRUCTION: To withhold authority to
                                      vote for any individual nominee, strike a line through the nominee's name in the list above.)

2. APPROVAL OF UGI CORPORATION 2000 STOCK INCENTIVE PLAN
    FOR    AGAINST    ABSTAIN
    [ ]      [ ]        [ ]

3. APPROVAL OF UGI CORPORATION 2000 DIRECTORS' STOCK OPTION PLAN
    FOR    AGAINST    ABSTAIN
    [ ]      [ ]        [ ]

4. RATIFICATION OF APPOINTMENT OF ARTHUR ANDERSEN LLP AS INDEPENDENT PUBLIC ACCOUNTANTS
    FOR    AGAINST    ABSTAIN
    [ ]      [ ]        [ ]

When shares are held by joint tenants, both should sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign the full corporate name by duly authorized officer.

--------------------------------------------------------------------------------
Signature(s)

Date ___________________________________________________________________________

                            [FOLD AND DETACH HERE]

    UGI
CORPORATION

Dear Shareholder:

  Enclosed are materials relating to UGI Corporation's February 29, 2000 Annual Meeting of Shareholders. The Notice of the Meeting and Proxy Statement describe the formal business to be transacted at the meeting.

  Your vote is important to us. Please complete, sign and return the attached proxy card in the accompanying postage-paid envelope whether or not you expect to attend the meeting.

                                         Brendan P. Bovaird
                                         Corporate Secretary


               UGI News & Reports        You can obtain news and other
              ---------------------      information about UGI and our
          24 Hours a day -- Every day!   majority-owned AmeriGas Partners, L.P.
                1-800-UGI-9453 or        conveniently by telephone or by
             http://www.ugicorp.com      the Internet.

PROXY                                                                     PROXY

                       FIDELITY MANAGEMENT TRUST COMPANY

Upon return of this Proxy to you, you are instructed to cause all UGI Corporation Common Stock in my UGI Utilities, Inc. Savings Plan Account to be voted at the Annual Meeting of Shareholders of UGI Corporation, to be held on February 29, 2000, and any adjournment thereof, as follows:

As indicated by me on the reverse side, but, if I make no indication as to a particular matter, then as recommended by the Board of Directors on such matter, and in their discretion, upon such other matters as may properly come before the meeting. The Trustee will keep my vote completely confidential.

If the Trustee does not receive my executed Proxy by February 24, 2000, I understand the Trustee will vote the shares represented by this Proxy in the same proportion as it votes those shares for which it does receive a properly executed Proxy.

                                   (Continued and to be signed on reverse side)

                            [FOLD AND DETACH HERE]

                                                                Please mark
                                                                your votes
                                                                    as         X
                                                                indicated in
                                                                this example

The Board of Directors recommends that you vote "FOR" Numbers 1, 2, 3 and 4.


1. ELECTION OF DIRECTORS
      FOR              WITHHOLD       J.W. Stratton, D.I.J. Wang,  R.C. Gozon,
  all nominees         AUTHORITY      S.D. Ban, L.R. Greenberg, M.O. Schlanger,
(except as noted)   (all nominees)    T. F. Donovan, A. Pol

                                      (INSTRUCTION: To withhold authority to
                                      vote for any individual nominee, strike a line through the nominee's name in the list above.)

2. APPROVAL OF UGI CORPORATION 2000 STOCK INCENTIVE PLAN
    FOR    AGAINST    ABSTAIN
    [ ]      [ ]        [ ]

3. APPROVAL OF UGI CORPORATION 2000 DIRECTORS' STOCK OPTION PLAN
    FOR    AGAINST    ABSTAIN
    [ ]      [ ]        [ ]

4. RATIFICATION OF APPOINTMENT OF ARTHUR ANDERSEN LLP AS INDEPENDENT PUBLIC ACCOUNTANTS
    FOR    AGAINST    ABSTAIN
    [ ]      [ ]        [ ]

When shares are held by joint tenants, both should sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign the full corporate name by duly authorized officer.

--------------------------------------------------------------------------------
Signature(s)

Date ___________________________________________________________________________

                            [FOLD AND DETACH HERE]

    UGI
CORPORATION

Dear Shareholder:

  Enclosed are materials relating to UGI Corporation's February 29, 2000 Annual Meeting of Shareholders. The Notice of the Meeting and Proxy Statement describe the formal business to be transacted at the meeting.

  Your vote is important to us. Please complete, sign and return the attached proxy card in the accompanying postage-paid envelope whether or not you expect to attend the meeting.

                                         Brendan P. Bovaird
                                         Corporate Secretary


               UGI News & Reports        You can obtain news and other
              ---------------------      information about UGI and our
          24 Hours a day -- Every day!   majority-owned AmeriGas Partners, L.P.
                1-800-UGI-9453 or        conveniently by telephone or by
             http://www.ugicorp.com      the Internet.

PROXY                                                                     PROXY

                       FIDELITY MANAGEMENT TRUST COMPANY

Upon return of this Proxy to you, you are instructed to cause all UGI Corporation Common Stock in my AmeriGas Propane, Inc. Savings Plan Account to be voted at the Annual Meeting of Shareholders of UGI Corporation, to be held on February 29, 2000, and any adjournment thereof, as follows:

As indicated by me on the reverse side, but, if I make no indication as to a particular matter, then as recommended by the Board of Directors on such matter, and in their discretion, upon such other matters as may properly come before the meeting. The Trustee will keep my vote completely confidential.

If the Trustee does not receive my executed Proxy by February 24, 2000, I understand the Trustee will vote the shares represented by this Proxy in the same proportion as it votes those shares for which it does receive a properly executed Proxy.


                                   (Continued and to be signed on reverse side)

                            [FOLD AND DETACH HERE]